EXHIBIT 10.1

SEITEL, INC.

NOTE PURCHASE AGREEMENT

Dated as of October 15, 2001

$20,000,000 7.04% Series G Senior Notes due October 15, 2006
$50,000,000 7.19% Series H Senior Notes due October 15, 2008
$37,000,000 7.34% Series I Senior Notes due October 15, 2011

TABLE OF CONTENTS

1	AUTHORIZATION OF NOTES.		1
2	SALE AND PURCHASE OF NOTES.		2
3	CLOSINGS.		2
	3.1.	First Closing.	2
	3.2.	Notice of Second Closing; Second Closing	3
	3.3.	Failure of the Company to Deliver.	3
	3.4.	Failure by You to Deliver.	3
4	YOUR CONDITIONS TO CLOSINGS.		4
	4.1.	Representations and Warranties.	4
	4.2.	Performance; No Default.	4
	4.3.	Compliance Certificates.	4
	4.4.	Opinions of Counsel.	5
	4.5.	Purchases Permitted By Applicable Law, etc.	5
	4.6.	Sale of Other Notes.	5
	4.7.	Payment of Special Counsel Fees.	5
	4.8.	Private Placement Numbers.	6
	4.9.	Changes in Corporate Structure.	6
	4.10.	Subsidiary Guaranty.	6
	4.11.	Proceedings and Documents.	6
5	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.		6
	5.1.	Organization; Power and Authority.	7
	5.2.	Authorization, etc.	7
	5.3.	Disclosure.	8
	5.4.	Organization and Ownership of Shares of Subsidiaries;	8
		Affiliates.
	5.5.	Financial Statements.	9
	5.6.	Compliance with Laws, Other Instruments, etc.	9
	5.7.	Governmental Authorizations, etc.	10
	5.8.	Litigation; Observance of Agreements, Statutes and Orders.	10
	5.9.	Taxes.	10
	5.10.	Title to Property; Leases.	10
	5.11.	Licenses, Permits, etc.	11
	5.12.	Compliance with ERISA.	11
	5.13.	Private Offering by the Company.	12
	5.14.	Use of Proceeds; Margin Regulations.	13
	5.15.	Existing Debt; Future Liens.	13
	5.16.	Foreign Assets Control Regulations, etc.	13
	5.17.	Status under Certain Statutes.	14
	5.18.	Environmental Matters.	14
6	REPRESENTATIONS OF THE PURCHASER.		14
	6.1.	Purchase for Investment.	14
	6.2.	Legend.	15
	6.3.	ERISA.	15
	6.4.	Organization; Power and Authority; Compliance with Laws.	17
	6.5.	Authorization, etc.	17
7	INFORMATION AS TO COMPANY.		17
	7.1.	Financial and Business Information.	17
	7.2.	Officer's Certificate.	21
	7.3.	Inspection.	22
8	PREPAYMENT OF THE NOTES		22
	8.1.	Required Prepayments.	22
	8.2.	Optional Prepayments with Make-Whole Amount;	23
		Rescission.
	8.3.	Allocation of Partial Prepayments.	24
	8.4.	Maturity; Surrender, etc.	24
	8.5.	Purchase of Notes.	24
	8.6.	Make-Whole Amount.	25
9	AFFIRMATIVE COVENANTS.		26
	9.1.	Compliance with Law.	26
	9.2.	Insurance.	26
	9.3.	Maintenance of Properties.	26
	9.4.	Payment of Taxes and Claims.	27
	9.5.	Corporate Existence, etc.	27
	9.6.	Pari Passu.	28
	9.7.	Subsidiary Guaranty.	28
10	NEGATIVE COVENANTS.		28
	10.1.	Net Worth.	28
	10.2.	Interest Coverage.	28
	10.3.	Debt Incurrence.	29
	10.4.	Liens.	29
	10.5.	Mergers and Consolidations.	32
	10.6.	Sale of Assets.	33
	10.7.	Restricted Payments and Restricted Investments.	35
	10.8.	Limitations on Certain Restricted Subsidiary Actions.	36
	10.9.	Affiliate Transactions.	37
	10.10.	Line of Business.	37
11	EVENTS OF DEFAULT.		38
12	REMEDIES ON DEFAULT, ETC.		39
	12.1.	Acceleration.	39
	12.2.	Other Remedies.	40
	12.3.	Rescission.	40
	12.4.	No Waivers or Election of Remedies, Expenses, etc.	41
13	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.		41
	13.1.	Registration of Notes.	41
	13.2.	Transfer and Exchange of Notes.	41
	13.3.	Replacement of Notes.	42
14	PAYMENTS ON NOTES.		42
	14.1.	Place of Payment.	42
	14.2.	Home Office Payment.	42
15	EXPENSES, ETC.		43
	15.1.	Transaction Expenses.	43
	15.2.	Survival.	43
16	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE		43
	AGREEMENT.
17	AMENDMENT AND WAIVER.		44
	17.1.	Requirements.	44
	17.2.	Solicitation of Holders.	44
	17.3.	Binding Effect, etc.	45
	17.4.	Notes held by Company, etc.	45
18	NOTICES.		45
19	REPRODUCTION OF DOCUMENTS.		46
20	CONFIDENTIAL INFORMATION.		46
21	SUBSTITUTION OF PURCHASER.		47
22	MISCELLANEOUS.		48
	22.1.	Successors and Assigns.	48
	22.2.	Payments Due on Non-Business Days.	48
	22.3.	Severability.	48
	22.4.	Construction.	48
	22.5.	Counterparts.	48
	22.6.	Governing Law.	49
	22.7.	Consent to Jurisdiction; Appointment of Agent.	49
	22.8.	Defeasance.	50
	22.9.	GAAP.	52
	22.10.	Usury.	53

SCHEDULES & EXHIBITS
SCHEDULE A	--	Information Relating To Purchasers
SCHEDULE B	--	Defined Terms

SCHEDULE 4.9	--	Changes in Corporate Structure
SCHEDULE 5.4	--	Subsidiaries of the Company and Ownership of Subsidiary Stock
SCHEDULE 5.5	--	Financial Statements
SCHEDULE 5.8	--	Certain Litigation
SCHEDULE 5.11	--	Patents, etc.
SCHEDULE 5.12	--	ERISA
SCHEDULE 5.15	--	Existing Debt
SCHEDULE 10.8	--	Certain Agreements by Restricted Subsidiaries

EXHIBIT A	--	Subordination Terms

EXHIBIT 1G	--	Form of 7.04% Series G Senior Note due October 15, 2006
EXHIBIT 1H	--	Form of 7.19% Series H Senior Note due October 15, 2008
EXHIBIT 1I	--	Form of 7.34% Series I Senior Note due October 15, 2011

EXHIBIT 4.4(a)	--	Form of Opinion of Special Counsel for the Company
EXHIBIT 4.4(b)	--	Form of Opinion of Special Counsel for the Purchasers

EXHIBIT 4.10	--	Form of Subsidiary Guaranty

SEITEL, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027

$20,000,000 7.04% Series G Senior Notes Due October 15, 2006

$50,000,000 7.19% Series H Senior Notes Due October 15, 2008

$37,000,000 7.34 % Series I Senior Notes Due October 15, 2011

As of October 15, 2001

Separately Addressed to each of the

Purchasers Listed on Schedule A hereto

Ladies and Gentlemen:

     SEITEL, INC., a Delaware corporation (together with any Person who succeeds to all, or substantially all, of the assets and business of Seitel, Inc., the "Company"), agrees with you as follows:
1.		AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of

(a)

Twenty Million Dollars ($20,000,000) aggregate principal amount of its seven and four hundredths percent (7.04%) series g senior notes due october 15, 2006 (the "series g notes," such term to include any such notes issued in substitution therefor pursuant to section 13 of this agreement or the other agreements (as hereinafter defined)),

(b)

Fifty Million Dollars ($50,000,000) aggregate principal amount of its seven and nineteen hundredths percent (7.19%) Series H Senior Notes due October 15, 2008 (the "Series H Notes," such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements), and

(c)

Thirty-Seven Million Dollars ($37,000,000) aggregate principal amount of its seven and thirty-four hundredths percent (7.34%) Series I Senior Notes due October 15, 2011 (the "Series I Notes," such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements).

The Series G Notes shall be substantially in the form set out in Exhibit 1G, the Series H Notes shall be substantially in the form set out in Exhibit 1H, and the Series I Notes shall be substantially in the form set out in Exhibit 1I, in each case, with such changes therefrom, if any, as may be approved by you and the Company (the Series G Notes, the Series H Notes and the Series I Notes are herein referred to collectively as the "Notes," and each individually as a "Note"). Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.		SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, in accordance with the provisions hereof, at the Closings provided for in Section 3, Notes of the Series and in the principal amounts specified opposite your name in Schedule A at the purchase price of one hundred percent (100%) of the principal amount thereof; provided, however, that you may change such information on Schedule A (other than the aggregate principal amount of your commitment) by written notice delivered to the Company prior to the applicable Closing (except that one or more (but not more than three) of your Affiliates shall be the purchaser or purchasers of the principal amount of the Notes specified opposite your name on Schedule A). Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at the Closings to each of the Other Purchasers of Notes of the Series and in the principal amounts specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.		CLOSINGS.

3.1		First Closing.

The sale and purchase of the Notes to be purchased by the purchasers listed on Schedule A hereto (the "Purchasers") shall occur at the offices of Bingham Dana LLP, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., eastern standard time, at a closing (the "First Closing") on October 15, 2001 (the "First Closing Date"). At the First Closing the Company will deliver to each Purchaser the Notes to be purchased by it in the form of, respectively, a single Series G Note, Series H Note, or Series I Note, as the case may be (or such greater number of Series G Notes, Series H Notes, or Series I Notes, in denominations of at least Twenty-Five Thousand Dollars ($25,000) as such Purchaser may request), dated the First Closing Date and registered in its name (or in the name of its nominee) as indicated on Schedule A, against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 314102 at Southwest Bank of Texas, 5 Post Oak Park, 4400 Post Oak Parkway, Houston, Texas 77027, ABA# 113011258.

3.2		Notice of Second Closing; Second Closing

(a)

Notice of Second Closing. Subsequent to the date hereof, the Company shall deliver to the Purchasers an irrevocable written notice specifying a date no later than December 27, 2001 as the date of purchase of $25,000,000 in aggregate amount of the Notes (the "Second Closing Date," the First Closing Date and the Second Closing Date being sometimes referred to herein, individually, as a "Closing Date"). Such notice shall be given not less than 15 nor more than 45 days prior to the Second Closing Date.

(b)

Second Closing. The sale and purchase of the Notes to be purchased by the Purchasers listed on Schedule A hereto on the Second Closing Date shall occur at the offices of Bingham Dana LLP, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., eastern standard time, at a closing (the "Second Closing," the First Closing and the Second Closing being sometimes referred to herein collectively as the "Closings" and individually as a "Closing") on the Second Closing Date. At the Second Closing the Company will deliver to each Purchaser the Notes to be purchased by it in the form of, respectively, a Series G Note, Series H Note or Series I Note, as the case may be (or such greater number of Series G Notes, Series H Notes or Series I Notes in denominations of at least $25,000 as Purchaser may request), dated the Second Closing Date, and registered in its name (or in the name of its nominee), as indicated in Schedule A, against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 314102 at Southwest Bank of Texas, 5 Post Oak Park, 4400 Post Oak Parkway, Houston, Texas 77027, ABA# 113011258.

3.3		Failure of the Company to Deliver.

If on either Closing Date the Company fails to tender to you the Notes to be acquired by you on such date or if the conditions specified in Section 4 have not been fulfilled to your satisfaction on either such Closing Date, you may thereupon elect to be relieved of all further obligations under this Agreement with respect to the Notes to be purchased by you on such date. In addition, if such tender shall not be made to you on the Second Closing Date, or if the conditions specified in Section 4 have not been fulfilled on such date, the Company shall pay to you a Make-Whole Amount with respect to the Notes to be purchased by you on such date, determined as if such Notes had been purchased and declared to be due and payable on such date. Nothing in this Section shall operate to relieve the Company from any of its obligations under this Agreement or to waive any of your rights against the Company.

3.4	Failure by You to Deliver.

If on either Closing Date you fail to deliver the full amount of funds to be delivered by you on such date or if the conditions specified in Section 4A have not been fulfilled on such date, the Company may thereupon elect to return immediately any funds delivered by you on such date and to be relieved of all further obligations under this Agreement with respect to the Notes to be purchased by you on such date. Except as described herein and in accordance with applicable law, nothing in this Section shall operate to relieve you from any of your obligations to the Company under this Agreement or to waive any of the Company's rights against you.

4.		YOUR CONDITIONS TO CLOSINGS.

Your obligation to purchase and pay for the Notes to be sold to you on each Closing Date is subject to the fulfillment to your satisfaction, prior to or on such Closing Date (except as otherwise specified), of the following conditions:

4.1.		Representations and Warranties.

The representations and warranties of the Company in this Agreement shall be true and correct when made and on such Closing Date.

4.2		Performance; No Default.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or on such Closing Date and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14), no Default or Event of Default shall have occurred and be continuing.

4.3		Compliance Certificates.

		(a)	Officer's Certificate

The Company shall have delivered to you an Officer's Certificate, dated such Closing Date, certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

		(b)	Company Secretary's Certificate

The Company shall have delivered to you a certificate, dated such Closing Date, signed by the Secretary or an Assistant Secretary of the Company, and certifying as to the resolutions, the bylaws and the certificate of incorporation attached thereto and as to other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and any other agreement or instrument related thereto.

Secretary's Certificates of Restricted Subsidiaries.

Each Restricted Subsidiary shall have delivered to you a certificate dated such Closing Date (separately executed or executed jointly by one or more Restricted Subsidiaries), signed by the Secretary or an Assistant Secretary of such Restricted Subsidiary, and certifying as to the resolutions, the bylaws and the certificate or articles of incorporation of such Restricted Subsidiary attached thereto and as to other corporate proceedings relating to the authorization, execution and delivery by such Restricted Subsidiary of the Subsidiary Guaranty.

4.4.		Opinions of Counsel.

You shall have received from

		(a)	Andrews & Kurth Mayor Day Caldwell & Keeton, L.L.P., counsel for the Company and the Restricted Subsidiaries, and

		(b)	Bingham Dana LLP, your special counsel,

closing opinions satisfactory to you in form, scope and substance, each dated as of such Closing Date, substantially in the respective forms set forth in Exhibits 4.4(a) and 4.4(b), and opining as to such other matters as you may reasonably request. This Section 4.4 shall constitute direction by the Company to such counsel named in the immediately preceding subsection (a) to deliver such closing opinion to you.

	4.5.	Purchases Permitted By Applicable Law, etc.

On such Closing Date your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

	4.6	Sale of Other Notes.

Contemporaneously with such Closing, the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at such Closing as specified in Schedule A.

	4.7.	Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Company shall have paid on or before such Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one (1) Business Day prior to such Closing.

	4.8.	Private Placement Numbers.

Private Placement numbers issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series.

	4.9	Changes in Corporate Structure.

Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

	4.10	Subsidiary Guaranty.

You shall have received the Guaranty, duly executed and delivered by each Restricted Subsidiary, substantially in the form of Exhibit 4.10 (the "Subsidiary Guaranty"), satisfactory to you in form and substance, which Guaranty shall be in full force and effect.

	4.11.	Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

4.A.	COMPANY'S CLOSING CONDITIONS.

The Company's obligation to sell the Notes to be purchased by you on each Closing Date is subject to the fulfillment to the Company's satisfaction, prior to or on such Closing Date (except as otherwise specified), of the following conditions:

	4A.1.	Representations and Warranties.

The representations and warranties made by you in Section 6 shall be correct when made and on such Closing Date.

	4A.2.	Sales Permitted by Applicable Law, etc.

On such Closing Date the Company's sale of the Notes and the granting of the Subsidiary Guaranty by the Restricted Subsidiaries shall (a) be permitted by the laws and regulations of each jurisdiction to which the Company and the Restricted Subsidiaries are subject, and (b) not violate any applicable law or regulation.

5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to you that:

	5.1	Organization; Power and Authority.

		(a)	The Company

		(i)	is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii)

is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

(iii)

has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

		(b)	Each Subsidiary

		(i)	is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

(ii)

is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

(iii)

has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and, in the case of the Restricted Subsidiaries, to execute and deliver the Subsidiary Guaranty and to perform the provisions hereof and thereof.

	5.2	Authorization, etc.

(a)

This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)

The Subsidiary Guaranty has been duly authorized by all necessary corporate, partnership or limited liability company action on the part of each Restricted Subsidiary and constitutes a legal, valid and binding obligation of each Restricted Subsidiary enforceable against such Restricted Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

	5.3	Disclosure.

The Company, through its agent, Banc One Capital Markets, Inc., has delivered to you and each Other Purchaser a copy of a Confidential Private Placement Memorandum, dated August 2001 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and the Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. All projections and forward-looking statements contained in the Memorandum are based upon assumptions that the Company believes to be reasonable and were made in good faith, although no assurances can be given that the results set forth in such projections or forward-looking statements will be achieved. Except as disclosed in the Memorandum or in the financial statements listed in Schedule 5.5, since December 31, 2000, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

	5.4	Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a)

Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its outstanding capital stock or similar equity interests owned by the Company and each other Subsidiary, and whether such Subsidiary is a Restricted Subsidiary, and (ii) the Company's Affiliates (other than Subsidiaries).

(b)

All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)

Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)

No Restricted Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Restricted Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of the Restricted Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Restricted Subsidiary.

	5.5.	Financial Statements.

The Company has delivered to each Purchaser copies of the financial statements of the Company and the Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

	5.6	Compliance with Laws, Other Instruments, etc.

Neither the execution, delivery and performance by the Company of this Agreement and the Notes, nor the execution, delivery and performance by any Restricted Subsidiary of the Subsidiary Guaranty, will (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Restricted Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Restricted Subsidiary is bound or by which the Company or any Restricted Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Restricted Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Restricted Subsidiary.

	5.7	Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance (a) by the Company of this Agreement or the Notes or (b) by any Restricted Subsidiary of the Subsidiary Guaranty.

	5.8	Litigation; Observance of Agreements, Statutes and Orders.

(a)

Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)

Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

	5.9	Taxes.

The Company and the Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and the Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1996.

	5.10.	Title to Property; Leases.

The Company and the Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

	5.11.	Licenses, Permits, etc.

Except as disclosed in Schedule 5.11,

(a)

the Company and the Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, with respect to the business of the Company and/or any Subsidiary as currently conducted, that individually or in the aggregate are Material, without known conflict with the rights of others;

(b)

to the best knowledge of the Company, no product of the Company or any Subsidiary infringes in any material respect upon any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

(c)

to the best knowledge of the Company, there is no violation by any Person of any right of the Company or any Subsidiary with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any Subsidiary which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

	5.12.	Compliance with ERISA.

(a)

The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)

The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

(c)

The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)

The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and the Restricted Subsidiaries is not Material.

(e)

The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.3 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

(f)

Schedule 5.12 lists all ERISA Affiliates that are Subsidiaries and that maintain one or more Plans and any employee organizations in respect of any Multiemployer Plan or Plan. Schedule 5.12 sets forth all ERISA Affiliates and all "employee benefit plans" with respect to which the Company or any "affiliate" of the Company is a "party-in-interest" or in respect of which the Notes could constitute an "employer security" ("employee benefit plan," "party-in-interest" and "employee organization" have the meanings specified in section 3 of ERISA, "affiliate" has the meaning specified in section 407(d) of ERISA and Section V of the Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and "employer security" has the meaning specified in section 407(d) of ERISA)

	5.13.	Private Offering by the Company

Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 47 other Institutional Investors, each of which has been offered the Notes at a private sale for investment pursuant to a valid exemption from the registration requirements of Section 5 of the Securities Act. In reliance upon the accuracy of your representations and warranties and the representations and warranties of the Other Purchasers, neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

	5.14.	Use of Proceeds; Margin Regulations.

The Company will apply the proceeds of the sale of the Notes to refinance existing Debt and to fund capital expenditures primarily associated with the acquisition of seismic data and investment in working interests of exploration and production projects. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than one percent (1%) of the value of the consolidated assets of the Company and the Subsidiaries and the Company does not have any present intention that margin stock will constitute more than five percent (5%) of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

	5.15.	Existing Debt; Future Liens.

(a)

Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt (in excess of $100,000 outstanding) of the Company and the Subsidiaries as of September 30, 2001, since which date there has been no material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or the Subsidiaries. Neither the Company nor Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal of or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)

Except as disclosed in Schedule 5.15, neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

	5.16.	Foreign Assets Control Regulations, etc.

Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

	5.17.	Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts (49 U.S.C.), as amended, or the Federal Power Act, as amended.

	5.18.	Environmental Matters.

Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no action or proceeding of any kind has been instituted raising any claim against the Company or any of the Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

(a)

neither the Company nor any of the Subsidiaries has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

(b)

neither the Company nor any of the Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

(c)

all buildings on all real properties now owned, leased or operated by the Company or any of the Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

6.	REPRESENTATIONS OF THE PURCHASER.

	6.1.	Purchase for Investment.

You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction, provided that the disposition of your or their property shall at all times be within your or their control. You represent and warrant that you and any Person for whose account you are purchasing the Notes are either a Qualified Institutional Buyer or an Accredited Institution, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes. You also understand that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 4.4, counsel to the Company and your special counsel, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

	6.2.	Legend.

You agree that the Notes shall contain the following legend:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE REOFFERED AND SOLD IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION THEREFROM."

The legend requirements imposed by this Section 6.2 shall cease and terminate as to any particular Note if the Notes represented thereby have been:

(a)

effectively registered under the Securities Act (the Company having no obligation to effect the registration of such Notes) and disposed of in accordance with the registration statement covering such Notes,

		(b)	distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or

(c)

otherwise transferred in accordance herewith and the subsequent disposition of such Notes shall not require the registration or qualification of such Notes under the Securities Act or any similar state law then in force.

Whenever such restrictions shall terminate as to any Notes, the holder thereof shall be entitled to receive from the Company, without expense to such holder (except for stamp taxes or governmental charges, if any, payable in connection with a transfer of such Notes, as required by Section 13.2), a new Note of like tenor not bearing the legend set forth in this Section 6.2.

	6.3.	ERISA.

You represent:

(a)

if you are acquiring the Notes for your own account with funds from or attributable to your general account, and in reliance upon the Company's representations set forth in Section 5.12 and the related disclosures set forth in Schedule 5.12, that the amount of the reserves and liabilities for the general account contracts (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) held by or on behalf of any Plan together with the amount of the reserves and liabilities for the general account contracts held by or on behalf of any other Plans maintained by the same employer (or affiliate thereof, as such term is defined in section V of DOL Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995)) or by the same employee organization (as defined in ERISA) in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with the state of domicile of the insurance company; for purposes of the percentage limitation in this clause (a), the amount of reserves and liabilities for the general account contracts held by or on behalf of a Plan shall be determined before reduction for credits on account of any reinsurance ceded on a coinsurance basis; or

(b)

if any part of the funds being used by you to purchase the Notes shall come from assets of an employee benefit plan (as defined in section 3 of ERISA) or a plan (as defined in section 4975(e)(1) of the Code), that:

		(i)	if such funds are attributable to a "separate account" (as defined in section 3 of ERISA), then

		(A)	all requirements for an exemption under DOL Prohibited Transaction Exemption 90-1 (issued January 29, 1990) are met with respect to the use of such funds to purchase the Notes, or

		(B)	the employee benefit plans with an interest in such separate account have been identified in a writing delivered by you to the Company;

(ii)

if such funds are attributable to a "separate account" (as defined in section 3 of ERISA) that is maintained solely in connection with fixed contracted obligations of an insurance company, any amounts payable, or credited, to any employee benefit plan having an interest in such account and to any participant or beneficiary of such plan (including an annuitant) are not affected in any manner by the investment performance of the separate account;

(iii)

if such funds are attributable to an "investment fund" managed by a "qualified plan asset manager" (as such terms are defined in Part V of DOL Prohibited Transaction Exemption 84-14, issued March 13, 1984), all requirements for an exemption under such Exemption are met with respect to the use of such funds to purchase the Notes; or

		(iv)	such employee benefit plan is excluded from the provisions of section 406 of ERISA by virtue of section 4(b) of ERISA.

	6.4.	Organization; Power and Authority; Compliance with Laws.

You represent and warrant that:

		(a)	you are a corporation duly organized, validly existing, and in good standing under the laws of the state of your incorporation,

		(b)	you have the corporate power and authority to execute and deliver this Agreement and to perform the provisions hereof, and

		(c)	the execution, delivery and performance of this Agreement by you will not violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to you.

	6.5.	Authorization, etc.

You represent and warrant that this Agreement has been duly authorized by all necessary corporate action on your part, and this Agreement constitutes your legal, valid and binding obligation enforceable against you in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.	INFORMATION AS TO COMPANY.

	7.1.	Financial and Business Information.

The Company shall deliver to each holder that is an Institutional Investor:

(a)

Quarterly Statements -- within forty-five (45) days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

		(i)	consolidated balance sheets of the Company and its consolidated Subsidiaries, and of the Company and its Restricted Subsidiaries, as at the end of such quarter, and

(ii)

consolidated statements of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries, and of the Company and its Restricted Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that, so long as the Company shall not have any Unrestricted Subsidiaries, delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

		(b)	Annual Statements -- within ninety (90) days after the end of each fiscal year of the Company, duplicate copies of,

		(i)	a consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such year,

		(ii)	consolidated statements of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for such year, and

(iii)

a condensed consolidating balance sheet, and condensed consolidating statements of operations and cash flows of the Company and its Subsidiaries setting forth, in each case, consolidating information sufficient to show the financial position and results of operations and cash flows of the Company and the Restricted Subsidiaries, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

(A)

in the case of the financial statements identified in the foregoing clauses (i) and (ii), an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

(B)

a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that, so long as the Company shall not have any Unrestricted Subsidiaries, the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountants' certificates described in clauses (A) and (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

		(c)	SEC and Other Reports -- promptly upon their becoming available, one copy of

		(i)	each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary to public securities holders generally, and

(ii) (A)

each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Restricted Subsidiary with the Securities and Exchange Commission; and

		(B)	by facsimile or e-mail, all press releases and other statements made available generally by the Company or any Restricted Subsidiary to the public concerning developments that are Material;

(d)

Audit Reports - as soon as practicable after receipt thereof by the Company or any Subsidiary, a copy of each other report submitted to the Company or any Subsidiary by its independent accountants in connection with any interim or special audit made by them of the books of the Company or any Subsidiary;

(e)

Litigation -- within five (5) days after the Company obtains knowledge thereof, written notice of any pending or threatened (in writing) (i) litigation not fully covered by insurance or as to which an insurance company has not accepted liability or (ii) governmental proceeding, in each case against the Company or any Restricted Subsidiary, in which the damages sought exceed One Million Dollars ($1,000,000), individually or in the aggregate, or which otherwise could reasonably be expected to have a Material Adverse Effect;

(f)

Notice of Default or Event of Default -- promptly, and in any event within five (5) days after a Responsible Officer shall become aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(g)

Oil and Gas Reserve Reports -- promptly, and in any event no later than April 1 in each year, engineering reports in form and substance reasonably satisfactory to the Required Holders, certified by Garb Grubb Harris & Associates, Inc. (or any other nationally or regionally recognized independent consulting petroleum engineers) as fairly and accurately setting forth

(i)

the proven and producing, shut-in, behind-pipe, and undeveloped oil and gas reserves (separately classified as such) of the Company and its Restricted Subsidiaries as of January 1 of the year for which such reserve reports are furnished,

		(ii)	the aggregate present value of the future net income with respect to such reserves discounted at a stated per annum annual discount rate,

		(iii)	projections of the annual rate of production, gross income, and net income with respect to such proven and producing reserves, and

		(iv)	information with respect to the "take-or-pay," "prepayment," and gas-balancing liabilities of the Company and its Restricted Subsidiaries;

(h)

ERISA Matters -- promptly, and in any event within five (5) days after a Responsible Officer shall become aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)

with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)

the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)

any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(i)

Notices from Governmental Authority -- promptly, and in any event within thirty (30) days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

		(j)	Audited Financial Statements for Restricted Group -- with respect to any fiscal year of the Company as to which both of the following conditions would be satisfied:

(i)

the assets of all Unrestricted Subsidiaries, determined on a combined basis as of the last day of such year, exceed 20% of the consolidated total assets of the Company and its consolidated Subsidiaries, and

		(ii)	the revenues of all Unrestricted Subsidiaries, determined on a combined basis for such fiscal year, exceed 20% of the consolidated revenues of the Company and its consolidated Subsidiaries,

upon the written request of the Required Holders, the Company will deliver to each holder that is an Institutional Investor the same financial statements and opinion with respect to the Company and its Restricted Subsidiaries as is provided pursuant to clauses (i) and (ii) of Section 7.1(b) with respect to the Company and its consolidated Subsidiaries (such delivery to be made no later than the later of (x) the time delivery is made of the financial statements referred to in such clauses, if such request is made at least 60 days before such time, or (y) 60 days after such request is made).

(k)

Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of the Restricted Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder including, without limitation, information required by 17 C.F.R. 230.144A, as amended from time to time.

	7.2.	Officer's Certificate.

Each set of financial statements delivered to a holder pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a)

Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1 through 10.7, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b)

Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and the Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

	7.3.	Inspection.

The Company shall permit the representatives of each holder that is an Institutional Investor:

(a)

No Default -- if no Default or Event of Default then exists, at the expense of such holder (with respect to its travel and other out-of-pocket costs and compensation expenses of its representatives) upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and the Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants and its independent petroleum engineers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times as may be reasonably requested in writing, provided that you shall be permitted to make only two inspections per calendar year pursuant to the provisions of this subsection (a) (without limitation of the inspection rights of any Other Purchaser); and

(b)

Default -- if a Default or an Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, independent public accountants and independent petroleum engineers (and by this provision the Company authorizes said accountants and engineers to discuss the affairs, finances and accounts of the Company and the Subsidiaries), all at such times and as often as may be requested

8.	PREPAYMENT OF THE NOTES

	8.1.	Required Prepayments.

Regardless of the amount of the Notes which may be outstanding from time to time, the Company shall prepay or, in the case of principal amounts due at the maturity of any Note, pay, and there shall become due and payable on the respective dates specified below, the respective aggregate principal amounts of each Series of Notes hereinafter set forth opposite such dates (or such lesser amount as would constitute payment in full of the Notes of such Series):

Date:	Principal Amount of Series G Notes to be prepaid or paid:	Principal Amount of Series H Notes to be prepaid or paid:	Principal Amount of Series I Notes to be prepaid or paid:
October 15, 2006	$20,000,000	$0	$0
October 15, 2008	$0	$50,000,000	$0
October 15, 2011	$0	$0	$37,000,000
Totals	$20,000,000	$50,000,000	$37,000,000

The principal amount of any Note remaining outstanding at the maturity thereof shall be paid at such maturity. Each such prepayment or payment shall be at a price of 100% of the principal amount prepaid or paid, together with interest accrued thereon to (but not including) the date of prepayment or payment. No Make-Whole Amount shall be payable in connection with any mandatory prepayment or payment made pursuant to this Section 8.1.

	8.2.	Optional Prepayments with Make-Whole Amount; Rescission.

(a)

Optional Prepayments with Make-Whole Amount.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in a principal amount of not less than (i) in the case of a partial prepayment other than a Contingent Optional Prepayment, Five Million Dollars ($5,000,000), or (ii) in the case of a partial prepayment which is a Contingent Optional Prepayment, Two Million Dollars ($2,000,000), or, in either case, such lesser amount as shall then be outstanding, at one hundred percent (100%) of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder written notice (an "Optional Prepayment Notice") of each optional prepayment under this Section 8.2 not less than thirty (30) days and not more than sixty (60) days prior to the date fixed for such prepayment (the "Optional Prepayment Date"). Each such Optional Prepayment Notice shall

		(i)	specify the Optional Prepayment Date,

(ii)

state whether such prepayment is contingent upon the completion of an asset disposition by the Company or a Restricted Subsidiary or the consummation of a new credit facility with another creditor or group of creditors (a "Contingent Optional Prepayment") and describe in reasonable detail the terms thereof,

		(iii)	specify the aggregate principal amount of each Series to be prepaid on such date,

		(iv)	specify the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3),

		(v)	specify the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and

(vi)

be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.

Two (2) Business Days prior to such prepayment, the Company shall deliver to each holder a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b)

Rescission.  In the event that the Company shall give an Optional Prepayment Notice of any Contingent Optional Prepayment pursuant to Section 8.2(a), the Company thereafter shall have the right to rescind such Optional Prepayment Notice by giving each holder written notice of such rescission (a "Rescission Notice") not less than ten (10) Business Days prior to the Optional Prepayment Date specified in such Optional Prepayment Notice. Upon delivery of such Rescission Notice in accordance with this Section 8.2(b), the Company shall be relieved of any obligation to make the Contingent Optional Prepayment on the Optional Prepayment Date in respect of which such Rescission Notice was delivered.

.	8.3	Allocation of Partial Prepayments.

All partial prepayments of the Series G Notes, the Series H Notes and the Series I Notes pursuant to Section 8.1 shall be allocated to all outstanding Notes of the relevant Series ratably in accordance with the unpaid principal amounts thereof. All partial prepayments of the Notes pursuant to Section 8.2 shall be allocated to all outstanding Notes (without distinguishing among the different Series) ratably in accordance with the unpaid principal amounts thereof. Any partial prepayment of the Series G Notes, the Series H Notes and the Series I Notes pursuant to Section 8.2 shall reduce the principal amount of each required prepayment of such Series becoming due under Section 8.1 on and after the date of such prepayment in the inverse order of the maturity thereof.

	8.4.	Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

	8.5.	Purchase of Notes.

The Company will not and will not permit any Restricted Subsidiary or Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Restricted Subsidiary or Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

	8.6.	Make-Whole Amount.

The term "Make-Whole Amount" means, with respect to any Series G Note, Series H Note or Series I Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

"Called Principal" means, with respect to any Series G Note, Series H Note, or Series I Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

"Discounted Value" means, with respect to the Called Principal of any Series G Note, Series H Note, or Series I Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

"Reinvestment Yield" means, with respect to the Called Principal of any Series G Note, Series H Note, or Series I Note, the sum of one half percent (.5%) per annum plus the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second (2nd) Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as Bloomberg Financial Markets Govt PX (or such other display as may replace Bloomberg Financial Markets Govt PX) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second (2nd) Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the constant maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the constant maturity closest to and less than the Remaining Average Life.

"Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

"Remaining Scheduled Payments" means, with respect to the Called Principal of any Series G Note, Series H Note, or Series I Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes of such Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

"Settlement Date" means, with respect to the Called Principal of any Series G Note, Series H Note, or Series I Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.	AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

	9.1.	Compliance with Law.

The Company will and will cause each of the Subsidiaries to comply with all laws, ordinances, rules or regulations of Governmental Authorities to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other authorizations of Governmental Authorities necessary to the ownership and operation of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other authorizations of Governmental Authorities could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

	9.2.	Insurance.

The Company will and will cause each of the Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except to the extent that the failure to maintain such insurance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

	9.3.	Maintenance of Properties.

The Company will and will cause each of the Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that

(a)

no violation of this Section 9.3 shall be deemed to have occurred with respect to any property of the Company or any Subsidiary damaged or destroyed by a casualty occurrence, so long as the Company or such Restricted Subsidiary is proceeding diligently to repair or replace such property, and

(b)

this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (which term shall not, for the purpose of this clause (b) only, include the discontinuance of the operation and maintenance of a Restricted Subsidiary's properties that would render such Restricted Subsidiary unable to perform its obligations under the Subsidiary Guaranty, and therefore result in a Material Adverse Effect only under clause (c) of the definition of such term).

	9.4.	Payment of Taxes and Claims

The Company will and will cause each of the Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

	9.5.	Corporate Existence, etc.

Subject to Section 10.5, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.5 and 10.6, the Company will at all times preserve and keep in full force and effect the corporate or other legal entity existence of each of the Subsidiaries (unless merged into the Company or a Subsidiary) and all rights, franchises, licenses and permits of the Company and the Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate or other legal entity existence, right, franchise, license or permit could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (which term shall not (for the purpose of this Section 9.5 only) include, with respect to any Restricted Subsidiary, the termination of or failure to preserve and keep in full force and effect such corporate or other legal entity existence, right, franchise, license or permit that would render such Restricted Subsidiary unable to perform its obligations under the Subsidiary Guaranty, and therefore result in a Material Adverse Effect only under clause (c) of the definition of such term).

	9.6.	Pari Passu.

The Company covenants that its obligations under the Notes and under this Agreement and the Other Agreements do and will rank at least pari passu with all its other present and future unsecured Senior Debt.

	9.7.	Subsidiary Guaranty.

The Company will cause each Subsidiary which becomes a Restricted Subsidiary after the First Closing Date to execute and deliver to the holders a copy of the Joinder Agreement in the form attached to the Subsidiary Guaranty as Annex 2, duly executed by such Subsidiary, together with an opinion of counsel satisfactory to the Required Holders addressing with respect to such Subsidiary the issues relating to Subsidiaries and the Subsidiary Guaranty in the form of opinion attached hereto as Exhibit 4.4(a).

10.	NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

	10.1.	Net Worth.

The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of (a) One Hundred Eighty Million Dollars ($180,000,000), plus (b) an aggregate amount equal to fifty percent (50%) of Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year of the Company beginning with the fiscal year ending December 31, 1999.

	10.2.	Interest Coverage.

The Company will not, at any time, permit (a) EBITDA for the period of four consecutive fiscal quarters of the Company then most recently ended to be less than (b) five hundred percent (500%) of Consolidated Interest Expense for such period.

	10.3.	Debt Incurrence.

(a)

Company Debt. The Company will not, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt (including, without limitation, any extension, renewal or refunding of Debt), unless on the date the Company becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

		(i)	no Default or Event of Default exists, and

		(ii)	Consolidated Debt does not exceed fifty-five percent (55%) of Total Capitalization.

(b)

Restricted Subsidiary Debt. The Company will not permit any of the Restricted Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt (including, without limitation, any extension, renewal or refunding of Debt), unless on the date such Restricted Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any Debt,

		(i)	no Default or Event of Default exists,

		(ii)	the aggregate amount of Priority Debt does not exceed ten percent (10%) of Consolidated Tangible Assets, and

		(iii)	Consolidated Debt does not exceed fifty-five percent (55%) of Total Capitalization.

(c)

Time of Incurrence of Debt. For the purposes of this Section 10.3, any Person becoming a Restricted Subsidiary after the date hereof shall be deemed, at the time it becomes a Restricted Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

	10.4.	Liens.

The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the last paragraph of this Section 10.4), or assign or otherwise convey any right to receive income or profits, except:

		(a)	Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by Section 9.4;

(b)

statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is being contested in accordance with the general procedures described in Section 9.4 relating to tax matters;

(c)

Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal and supersedeas bonds (not in excess of Five Million Dollars ($5,000,000)), bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

(d)

leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of the Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property with respect to its then current use;

		(e)	Liens on property of the Company or any of the Restricted Subsidiaries securing Debt owing to the Company or to a Wholly-Owned Restricted Subsidiary;

		(f)	Liens existing on the date of this Agreement and securing the Debt of the Company and the Restricted Subsidiaries identified as secured Debt in Schedule 5.15, but not any refinancing of such Debt;

(g)

Liens on property acquired or constructed by the Company or any Restricted Subsidiary after the date of this Agreement to secure Debt of the Company or such Restricted Subsidiary incurred in connection with or related to such acquisition or construction, and Liens existing on such property at the time of acquisition thereof, provided that

		(i)	no such Lien shall extend to or cover any property other than the property being acquired or constructed (including contractual and other rights related thereto and proceeds thereof),

(ii)

the amount of Debt secured by any such Lien shall not exceed an amount equal to the lesser of the total purchase or construction price or Fair Market Value (as determined in good faith by the Board of Directors or the board of directors of such Restricted Subsidiary) of the property being acquired or constructed, determined at the time of such acquisition or at the time of substantial completion of such construction,

		(iii)	such Lien shall be created concurrently with or within twelve months after such acquisition or substantial completion of such construction, and

		(iv)	no Default or Event of Default shall exist at the time of creation, incurrence or assumption of such Lien;

		(h)	Liens existing on property of a corporation at the time it becomes a Restricted Subsidiary or is merged or consolidated with the Company or a Restricted Subsidiary, provided that

		(i)	no such Lien shall extend to or cover any property other than the property subject to such Lien at the time of any such transaction,

(ii)

the amount of Debt secured by any such Lien shall not exceed the Fair Market Value (as determined in good faith by the Board of Directors or the board of directors of such Restricted Subsidiary) of the property subject thereto, determined at the time of such transaction,

		(iii)	such Lien was not created in contemplation of any such transaction, and

		(iv)	no Default or Event of Default shall exist at the time of any such transaction;

(i)

Liens incidental to the conduct of the business referred to in Section 10.10 (including, without limitation, licenses, participation rights, rebate or revenue sharing obligations, or similar encumbrances), provided that such Liens have not arisen in connection with the incurrence of Debt; and

(j)

Liens, not otherwise permitted by the provisions of this Section 10.4, on property of the Company or any Restricted Subsidiary, provided that on the date the Company or such Restricted Subsidiary becomes liable with respect to the Debt secured by such Liens, and immediately after giving effect thereto and the concurrent retirement of any other Debt constituting Priority Debt,

		(i)	no Default or Event of Default exists, and

		(ii)	the aggregate amount of Priority Debt does not exceed ten percent (10%) of Consolidated Tangible Assets.

In case any property shall be subjected to a Lien in violation of this Section 10.4, the Company will forthwith make or cause to be made, to the fullest extent permitted by applicable law, provision whereby the Notes will be secured equally and ratably as to such property with all other obligations secured thereby pursuant to such agreements and instruments as shall be approved by the Required Holders, and the Company will promptly cause to be delivered to each holder of a Note an opinion, reasonably satisfactory to the Required Holders, of Andrews & Kurth Mayor Day Caldwell & Keeton, L.L.P. or other independent counsel satisfactory to the Required Holders to the effect that such agreements and instruments are enforceable in accordance with their terms, and in any event the Notes shall have the benefit, to the full extent that, and with such priority as, the holders of Notes may be entitled under applicable law, of an equitable Lien on such property (and any proceeds thereof) securing the Notes. Such violation of this Section 10.4 will constitute an Event of Default hereunder, whether or not any such provision is made or any equitable Lien is created pursuant to this Section 10.4.

	10.5.	Mergers and Consolidations.

The Company will not, and will not permit any of the Restricted Subsidiaries to, consolidate with or merge with any other corporation or convey, transfer, spin-off or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that a Restricted Subsidiary may (x) consolidate with or merge with, or convey, transfer, spin-off or lease substantially all of its assets in a single transaction or series of transactions to, another Restricted Subsidiary or the Company and (y) convey, transfer, spin-off or lease all of its assets in compliance with the provisions of Section 10.6), provided that the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer, spin-off or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

(a)

the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, spin-off or lease substantially all of the assets of the Company as an entirety, as the case may be (the "Successor Corporation"), shall be a solvent corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall conduct substantially all of its business in one or more of such jurisdictions;

(b)

if the Company is not the Successor Corporation, such corporation shall have executed and delivered to each holder its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Company shall have caused to be delivered to each holder an opinion, reasonably satisfactory to the Required Holders, of Andrews & Kurth Mayor Day Caldwell & Keeton, L.L.P. or other nationally recognized independent counsel satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

		(c)	immediately prior to, and immediately after giving effect to, such transaction, no Default or Event of Default would exist; and

(d)

immediately after giving effect to such transaction, the Successor Corporation would be permitted, pursuant to the provisions of Section 10.3, to incur at least One Dollar ($1) of additional Debt owing to a Person other than a Restricted Subsidiary of the Successor Corporation.

No such conveyance, transfer, spin-off or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any Successor Corporation from its liability under this Agreement or the Notes.

	10.6.	Sale of Assets.

		(a)	Sale of Assets. The Company will not, and will not permit any of the Restricted Subsidiaries to, make any Transfer, provided that the foregoing restriction does not apply to a Transfer if:

(i)

the property that is the subject of such Transfer constitutes either (A) inventory held for sale, or (B) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or such Restricted Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (A) or clause (B), such Transfer is in the ordinary course of business (an "Ordinary Course Transfer");

		(ii)	either

		(A)	such Transfer is from a Restricted Subsidiary to the Company or a Wholly-Owned Restricted Subsidiary, or

		(B)	such Transfer is from the Company to a Wholly-Owned Restricted Subsidiary,

so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist (collectively with any Ordinary Course Transfers, "Excluded Transfers"); or

		(iii)	such Transfer is not an Excluded Transfer and all of the following conditions shall have been satisfied with respect thereto:

		(A)	such Transfer does not involve a Substantial Portion of the property of the Company and the Restricted Subsidiaries,

(B)

in the good faith opinion of the Company, the Transfer is in exchange for consideration with a Fair Market Value at least equal to that of the property exchanged, and is in the best interests of the Company, and

		(C)	immediately after giving effect to such transaction no Default or Event of Default would exist

		(b)	Debt Prepayment Transfers and Reinvested Transfers.

(i)

Notwithstanding the provisions of Section 10.6(a), the determination of whether a Transfer involves a Substantial Portion of the property of the Company and the Restricted Subsidiaries, as provided in Section 10.6(a)(iii)(A), shall be made without taking into account the same proportion of the book value attributable to the property subject to such Transfer as shall be equal to the proportion of the Net Asset Sale Proceeds Amount (the "Designated Portion") to be applied to either (x) a prepayment of the Notes pursuant to Section 8.2 of this Agreement and a prepayment of the Old Notes pursuant to Section 8.2 of the Old Note Purchase Agreements, pro rata based on the then outstanding principal amount of and required Make-Whole Amount (with respect to the Old Notes, as defined in each of the Old Note Purchase Agreements) due with respect to the prepayment of each series of the Notes and the Old Notes (a "Prepayment Transfer") or (y) the acquisition of assets similar to the assets which were the subject of such Transfer (a "Reinvested Transfer") within one hundred eighty (180) days of the consummation of such Transfer, as specified in an Officer's Certificate delivered to each holder prior to, or contemporaneously with, the consummation of such Transfer.

(ii)

If, notwithstanding the certificate referred to in the foregoing clause (i), the Company shall fail to apply the entire amount of the Designated Portion as specified in such certificate within the period stated in Section 10.6(b)(i), the computation of whether such Transfer involved a Substantial Portion of the property of the Company and the Restricted Subsidiaries shall be recomputed, as of the date of such Transfer, by taking into account the same proportion of the book value attributable to the property subject to such Transfer as shall be equal to the proportion of the Net Asset Sale Proceeds Amount actually applied to either a Prepayment Transfer or a Reinvested Transfer within such period. If, upon the recomputation provided for in the preceding sentence, such Transfer involved a Substantial Portion of the property of the Company and the Restricted Subsidiaries, an Event of Default shall be deemed to have existed as of the expiration of such period.

		(c)	Certain Definitions. The following terms have the following meanings:

		(i)	Disposition Value -- means, at any time, with respect to any Transfer of property,

(A)

in the case of property that does not constitute capital stock of a Restricted Subsidiary, the book value thereof, valued at the amount taken into account (or which would be taken into account) in the consolidated balance sheet of the Company then most recently required to have been delivered to the holders pursuant to Section 7.1, and

(B)

in the case of property that constitutes capital stock of a Restricted Subsidiary, an amount equal to that percentage of the book value of the assets of the Restricted Subsidiary that issued such capital stock as is equal to the percentage that the book value of such capital stock represents of the book value of all of the outstanding capital stock of such Restricted Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion), determined as of the date of the balance sheet referred to in the foregoing clause (A)

		(ii)	Substantial Portion -- means, at any time, any property subject to a Transfer if

(A)

the Disposition Value of such property, when added to the Disposition Value of all other property of the Company and the Restricted Subsidiaries that has been the subject of a Transfer (other than an Excluded Transfer and subject, with respect to both such property and all such other property, to the provisions of Section 10.6(b)) during the then current fiscal year of the Company, exceeds an amount equal to fifteen percent (15%) of Consolidated Total Assets as reflected (or as would be reflected) in the consolidated balance sheet of the Company then most recently required to have been delivered to the holders pursuant to Section 7.1, or

(B)

the Disposition Value of such property, when added to the Disposition Value of all other property of the Company and the Restricted Subsidiaries that has been the subject of a Transfer (other than an Excluded Transfer and subject, with respect to both such property and all such other property, to the provisions of Section 10.6(b)) during the period beginning on the First Closing Date and ending on and including the date of the consummation of such Transfer, exceeds an amount equal to twenty-five percent (25%) of Consolidated Total Assets as reflected (or as would be reflected) in the consolidated balance sheet of the Company then most recently required to have been delivered to the holders pursuant to Section 7.1 hereof.

(iii)

Transfer -- means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, capital stock of any other Person.

	10.7.	Restricted Payments and Restricted Investments.

(a)

Limitation. The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, declare, make or incur any liability to make any Restricted Payment or make or authorize any Restricted Investment unless immediately after giving effect to such action:

(i)

the sum of (x) the aggregate amount of outstanding Restricted Investments (valued immediately after such action), plus (y) the aggregate amount of Restricted Payments of the Company and the Restricted Subsidiaries declared or made during the period commencing on the First Closing Date, and ending on the date such Restricted Payment or Restricted Investment is declared or made, inclusive, would not exceed the sum of

		(A)	Thirty-Five Million Dollars ($35,000,000), plus

(B)

fifty percent (50%) of Consolidated Net Income for the period commencing January 1, 1999 and ending on the date such Restricted Payment or such Restricted Investment is declared or made (or minus 100% of Consolidated Net Income for such period if Consolidated Net Income for such period is a loss), plus

		(C)	the aggregate amount of Net Proceeds of Common Stock of the Company for such period; plus

		(D)	the aggregate amount of Net Proceeds of Qualified Capital for such period; and

		(ii)	the Company could incur, pursuant to Section 10.3, at least One Dollar ($1) of additional Debt owing to a Person other than a Restricted Subsidiary; and

		(iii)	no Default or Event of Default would exist.

		(b)	Time of Payment. The Company will not, nor will it permit any of the Restricted Subsidiaries to, authorize a Restricted Payment that is not payable within sixty (60) days of authorization.

(c)

Investments of Subsidiaries. Each Person which becomes a Restricted Subsidiary after the First Closing Date will be deemed to have made, on the date such Person becomes a Restricted Subsidiary, all Restricted Investments of such Person in existence on such date. Investments in any Person that ceases to be a Restricted Subsidiary after the First Closing Date (but in which the Company or another Restricted Subsidiary continues to maintain an Investment) will be deemed to have been made on the date on which such Person ceases to be a Restricted Subsidiary.

	10.8.	Limitations on Certain Restricted Subsidiary Actions.

The Company will not, and will not permit any of the Restricted Subsidiaries to, enter into any agreement which would restrict any Restricted Subsidiary's legal ability or right to:

		(a)	pay dividends or make any other distributions on its common stock;

		(b)	pay any Debt owing to the Company or another Restricted Subsidiary (other than waivers of subrogation);

		(c)	make any Investment in the Company or another Restricted Subsidiary;

(d)

transfer its property to the Company or another Restricted Subsidiary (except that any such agreement may (i) prohibit the assignment of contractual rights, (ii) include grants of contractual rights of first refusal, and (iii) include similar contractual obligations not unusual in the course of such Restricted Subsidiary's business); or

		(e)	Guaranty the Notes or any renewals or refinancings thereof;

provided, however, that
		(i)	the restrictions of this Section 10.8 shall not apply to

		(A)	any such agreement in existence on the First Closing Date and set forth in Schedule 10.8,

		(B)	this Agreement, or

		(C)	other agreements relating to the creation of Senior Debt incurred in accordance with the terms of this Agreement, and

(ii)

the restrictions of clause (d) of this Section 10.8 shall not apply to any agreement relating to the creation of Priority Debt or Debt of Restricted Subsidiaries secured by Liens permitted by Section 10.4(a) to Section 10.4(i), inclusive, to the extent that such restrictions limit the ability of any Restricted Subsidiary to transfer the Property that secures such Priority Debt or such other Debt;

provided further that, in the case of the foregoing clauses (i) and (ii), such agreement does not impose any limitations on any Restricted Subsidiary's ability to perform its obligations under the Subsidiary Guaranty.

	10.9	Affiliate Transactions.

The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, enter into any transaction (other than transactions among the Company and its wholly-owned Unrestricted Subsidiaries that are not, individually or in the aggregate, Material), including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate of the Company or any of its Restricted Subsidiaries, except in the ordinary course of business of the Company or such Restricted Subsidiary and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

	10.10.	Line of Business.

The Company will not, and will not permit any of the Subsidiaries to, engage in any business if, as a result, the Company and the Subsidiaries, taken as a whole, would not be engaged primarily in the provision of (a) seismic data services, (b) exploration for, and development and ownership of, gas and oil reserves, (c) gas marketing and (d) businesses related to the foregoing businesses.

11.	EVENTS OF DEFAULT.

An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

(a)

the Company defaults in the payment of any principal of or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

	(b)	the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or

(c)

the Company defaults in the performance of or compliance with any term contained in Sections 10.1 through 10.9, inclusive, except as set forth in paragraph 11(d) below with respect to paragraphs (a), (b) and (c) of Section 10.4 for obligations then due aggregating less than Five Million Dollars ($5,000,000); or

(d)

the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) or incurs at any time Liens of the types described in paragraphs (a), (b) and (c) of Section 10.4 for obligations then due aggregating less than Five Million Dollars ($5,000,000), and such default is not remedied within thirty (30) days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder (any such written notice to be identified as a "notice of default" and to refer specifically to this Section 11(d)); or

(e)

any representation or warranty made in writing by or on behalf of the Company or any Restricted Subsidiary or by any officer of the Company or any Restricted Subsidiary in this Agreement or the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; o

(f)

(i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any one or more issues of outstanding Debt in an aggregate principal amount of at least Ten Million Dollars ($10,000,000) beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any one or more issues of Debt in an aggregate outstanding principal amount of at least Ten Million Dollars ($10,000,000) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and the effect of such default or condition is to cause, or the holder or holders of such obligation (or a trustee on behalf of such holder or holders) as a result of such default or condition actually cause, such obligation to become due prior to any originally stated maturity, or to be repurchased by the Company or any Restricted Subsidiary prior to any originally scheduled maturity; or

(g)

the Company or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)

a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of the Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of the Subsidiaries, or any such petition shall be filed against the Company or any of the Subsidiaries and such petition shall not be dismissed within sixty (60) days; or

(i)

a final judgment or judgments for the payment of money aggregating in excess of Five Million Dollars ($5,000,000) are rendered against one or more of the Company and the Subsidiaries and such judgments are not, within forty-five (45) days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within forty-five (45) days after the expiration of such stay; or

	(j)	(i)

the Subsidiary Guaranty shall cease to be in full force and effect or shall be declared by a court or Governmental Authority of competent jurisdiction to be void, voidable or unenforceable against any Restricted Subsidiary,

		(ii)	the validity or enforceability of the Subsidiary Guaranty against any Restricted Subsidiary shall be contested by such Restricted Subsidiary, the Company or any Affiliate, or

		(iii)	any Restricted Subsidiary, the Company or any Affiliate shall deny that such Restricted Subsidiary has any further liability or obligation under the Subsidiary Guaranty.

12.	REMEDIES ON DEFAULT, ETC.

	12.1	Acceleration.

(a)

If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)

If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)

If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default is intended to provide compensation for the deprivation of such right under such circumstances.

	12.2.	Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

	12.3.	Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

	12.4	No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to each holder on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

	13.1.	Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders.

	13.2.	Transfer and Exchange of Notes.

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof, and subject to compliance with all restrictions on transfer set forth herein and in such Note), the Company shall execute and deliver, at the Company's expense (except as provided below), promptly and, in any event, within ten (10) days of the surrender of such Note by the registered holder thereof, one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1G, Exhibit 1H or Exhibit 1I, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than Twenty-Five Thousand Dollars ($25,000), provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than Twenty-Five Thousand Dollars ($25,000). Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.1 (unless such transfer is effected pursuant to a transaction in which the representation set forth in such Section is not required in order to comply with the securities laws applicable to such transfer) and Section 6.3.

	13.3.	Replacement of Notes.

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)

in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if an original Purchaser or another holder of Notes that is a Qualified Institutional Buyer is the holder of such Note, the unsecured agreement of indemnity of such holder shall be deemed to be satisfactory), or

		(b)	in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and, within ten (10) days after such receipt, deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.	PAYMENTS ON NOTES.

	14.1.	Place of Payment.

The Company will punctually pay, or cause to be paid, the principal of and interest (and Make-Whole Amount, if any) on the Notes, as and when the same shall become due and payable according to the terms hereof and of the Notes. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made at the principal office of the Company in Texas. The Company may at any time, by notice to each holder, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

	14.2.	Home Office Payment.

So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement.

15.	EXPENSES, ETC.

	15.1.	Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable attorneys' fees of Bingham Dana LLP, special counsel to you and the Other Purchasers, in connection with such transactions, and will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder in connection with the consideration, evaluation, analysis, assessment, negotiation, preparation and/or execution of any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not any such amendment, waiver or consent becomes effective), or in connection with any controversy or potential controversy thereunder, including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

	15.2.	Survival.

The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note (but not the payment in full of all of the Notes), and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.	AMENDMENT AND WAIVER.

	17.1	Requirements.

This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1 to Section 6, inclusive, or Section 21, or any defined term as it is used therein, will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

	17.2.	Solicitation of Holders.

(a)

Solicitation. The Company will provide each holder (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders.

(b)

Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder as consideration for, as an inducement to, or otherwise in connection with the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder then outstanding even if such holder did not consent to such waiver or amendment.

(c)

Scope of Consent. Any consent made pursuant to this Section 17.2 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force and effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force and effect, retroactive to the date such amendment or waiver initially took or takes effect, except solely as to such holder.

	17.3.	Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders and is binding upon them and upon each future holder of any Notes and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

	17.4.	Notes held by Company, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding have approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company, any Wholly-Owned Restricted Subsidiary or any of the Company's Affiliates shall be deemed not to be outstanding.

18.	NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

	(i)	if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

	(ii)	if to any other holder, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii)

if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Company's Chief Financial Officer, or at such other address as the Company shall have specified to each of the holders in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closings (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you and will use such Confidential Information only for the purposes of evaluating and administering your investment in the Notes, provided that you may deliver or disclose Confidential Information to

	(i)	your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes),

	(ii)	your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20,

	(iii)	any other holder,

(iv)

any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

(v)

any Institutional Investor from which you offer to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

	(vi)	any federal or state regulatory authority having jurisdiction over you,

	(vii)	the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or

(viii)

any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement.

Each holder, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.

21.	SUBSTITUTION OF PURCHASER.

You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder under this Agreement.

22.	MISCELLANEOUS.

	22.1.	Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and permitted assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

	22.2.	Payments Due on Non-Business Days.

If any payment due on, or with respect to, any Note shall fall due on a day other than a Business Day, then such payment shall be made on the first (1st) Business Day following the day on which such payment shall have so fallen due, provided that if all or any portion of such payment shall consist of a payment of interest, for purposes of calculating such interest, such payment shall be deemed to have been originally due on such first (1st) following Business Day, such interest shall accrue and be payable to (but not including) the actual date of payment and the amount of the next succeeding interest payment shall be adjusted accordingly.

	22.3.	Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

	22.4.	Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

	22.5.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

	22.6.	Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

	22.7.	Consent to Jurisdiction; Appointment of Agent.

(a)

Consent to Jurisdiction. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR THEREUNDER, BROUGHT BY ANY HOLDER OF NOTES AGAINST THE COMPANY OR ANY OF ITS PROPERTY, MAY BE BROUGHT BY SUCH HOLDER OF NOTES IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK OR ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, NEW YORK, AS SUCH HOLDER OF NOTES MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND THE COMPANY IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OR RIGHT OF ANY HOLDER OF NOTES TO OBTAIN JURISDICTION OVER THE COMPANY IN SUCH OTHER JURISDICTION AS MAY BE PERMITTED BY APPLICABLE LAW.

(b)

Agent for Service of Process. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT PROCESS SERVED EITHER PERSONALLY OR BY REGISTERED OR CERTIFIED MAIL WITH RETURN RECEIPT REQUESTED (POSTAGE PREPAID) SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR THEREUNDER, BROUGHT BY ANY HOLDER OF NOTES AGAINST THE COMPANY OR ANY OF ITS PROPERTY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE. WITHOUT LIMITING THE FOREGOING, THE COMPANY HEREBY APPOINTS, IN THE CASE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN THE COURTS OF OR IN THE STATE OF NEW YORK:

CT CORPORATION SYSTEM 1633 BROADWAY NEW YORK, NEW YORK 10019

TO RECEIVE, FOR IT AND ON ITS BEHALF, SERVICE OF PROCESS. THE COMPANY SHALL AT ALL TIMES MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN NEW YORK CITY, NEW YORK AND MAY FROM TIME TO TIME APPOINT SUCCEEDING AGENTS FOR SERVICE OF PROCESS BY NOTIFYING EACH HOLDER OF NOTES OF SUCH APPOINTMENT, WHICH AGENTS SHALL BE ATTORNEYS, OFFICERS OR DIRECTORS OF THE COMPANY, OR CORPORATIONS WHICH IN THE ORDINARY COURSE OF BUSINESS ACT AS AGENTS FOR SERVICE OF PROCESS. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OR RIGHT OF ANY HOLDER OF NOTES TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW.

	22.8.	Defeasance.

(a)

Option of Company. Anything to the contrary contained herein notwithstanding, the Company may, in its sole discretion and at any time upon not less than thirty (30) days' prior written notice to all holders, elect to establish a trust (the "Trust"), solely in favor of all holders of the Notes then outstanding, and irrevocably and absolutely assign, transfer, and convey to, and deposit into, said Trust an amount of United States Governmental Securities having interest and principal payments sufficient to pay in full all remaining principal and interest payments and, if any principal is to be repaid on a date other than the date scheduled therefor in Section 8.1, together with the Make-Whole Amount, if any, as the same shall fall due, in respect of all Notes then outstanding.

		(b)	Discharge. Provided that

(i)

the Trust, the trustee thereof, and the terms and conditions (as well as the form and substance) of the indenture whereby the Trust shall have been established shall be reasonably satisfactory to the Required Holders,

(ii)

the purchase price of the United States Governmental Securities to be deposited into the Trust shall have been fully paid by the Company, and such United States Governmental Securities shall have been so deposited into the Trust (and each holder shall have received written verification thereof by the trustee of the Trust) and shall, as so deposited, be unencumbered by any Lien and sufficient to pay all principal, interest and Make-Whole Amount, if any, to fall due on the Notes then outstanding as provided in Section 22.8(a) (and each holder shall have received written verification of such sufficiency by the independent certified public accountants of recognized national standing selected by the Company),

(iii)

the Company shall have (A) paid in full all fees, costs and expenses of the trustee of the Trust and of all holders incurred in connection with the preparation of the trust indenture and the establishment of the Trust, including, without limitation, all reasonable attorneys' fees and disbursements, and (B) prepaid in full any and all fees, costs and expenses of the trustee of the Trust for the entire term of the Trust (and the holders of the Notes shall have received written confirmation from the trustee confirming its receipt of the payments required to be made to it pursuant to this clause (iii)),

(iv)

the Company shall have no continuing legal or equitable interest in the Trust or the United States Governmental Securities deposited into the Trust (other than a reversionary interest in any such United States Governmental Securities or the proceeds therefrom, remaining after the full, final and indefeasible payment of the principal amount of the Notes and all interest and Make-Whole Amount, if any, thereon) and shall have no right to direct or instruct the trustee of the Trust, or to remove such trustee, or otherwise to require such trustee to take any action with respect to such United States Governmental Securities or otherwise,

		(v)	no Event of Default shall have occurred and be continuing at the time of such deposit,

(vi)

the Company shall have delivered the written notice referred to in Section 22.8(a) hereof to the holders and a legal opinion of Andrews & Kurth Mayor Day Caldwell & Keeton, L.L.P. or other independent counsel to the Company, reasonably satisfactory to the Required Holders stating, among other things which the Required Holders may reasonably request, that (A) the Trust is validly created and duly constituted and that the sole beneficiaries thereof are the holders, (B) the United States Governmental Securities deposited therein were validly contributed to the Trust and constitute a legal and valid res of the Trust, (C) the Company's actions in creating the Trust and contributing the United States Governmental Securities thereto were duly authorized and valid, (D) the Company, as the settlor of the Trust, has no right, title or interest in and to the Trust or the res thereof (other than a reversionary interest in any United States Governmental Securities, or the proceeds thereof, remaining after the full, final and indefeasible payment of the principal amount of the Notes and all interest and Make-Whole Amount, if any, thereon) and has no power of direction, or right of removal, with respect to the trustee of the Trust, (E) if any of the events described in clause (g) or clause (h) of Section 11 were to occur, the Trust and the res thereof would not be part of the estate of the Company and (F) the creation of the Trust and the depositing of the United States Governmental Securities therein shall not, for purposes of the Code with respect to any holder, result in a taxable event whereby (I) such holder may become liable to pay a tax on any gain deemed to have arisen with respect to such transaction or (II) such holder shall have been deemed to have suffered a loss with respect to such transaction,

(vii)

all principal, interest costs, expenses and other sums due and payable to the holders under the this Agreement, the Other Agreements and the Notes on the date the Trust is created shall have been paid in full, and

(viii)

the Company shall have delivered to the holders an opinion of independent certified public accountants of recognized national standing selected by the Company, reasonably satisfactory to the Required Holders and prepared at the expense of the Company (provided that the Company shall have the right to negotiate with such accountants regarding the cost of furnishing such opinion), stating that under GAAP the creation of the Trust and the depositing of the United States Governmental Securities therein shall not result, with respect to any holder, in an exchange of the Note or Notes of such holder for all or part of such United States Governmental Securities which exchange would result in a gain or loss being realized by such holder under GAAP in respect of such transaction, then, and in that case, all obligations of the Company under this Agreement, the Other Agreements and the Notes shall be discharged; provided, however, if the contribution to the Trust of any United States Governmental Securities is invalidated, declared to be fraudulent or preferential, set aside, or if any such United States Governmental Securities are required to be returned or redelivered to the Company, or any custodian, trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such invalidation, return or redelivery, the obligations under this Agreement, the Other Agreements and the Notes (less any payments, which shall not have been themselves invalidated, returned or redelivered, made thereon from or in respect of the United States Governmental Securities so invalidated, returned or redelivered) shall be revived and restored.

	22.9.	GAAP.

Where the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation is required to be made for any purpose hereunder, it shall be done in accordance with GAAP as in effect on the date of, or at the end of the period covered by, the financial statements from which such asset, liability, item of income, or item of expense, is derived, or, in the case of any such computation, as in effect on the date as of which such computation is required to be determined, provided, that if any term defined herein includes or excludes amounts, items or concepts that would not be included in or excluded from such term if such term was defined with reference solely to generally accepted accounting principles, such term will be deemed to include or exclude such amounts, items or concepts as set forth herein.

	2.10.	Usury.

It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary herein or in the Notes, or in any of the documents securing payment thereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the highest rate allowed by applicable law (the "Maximum Rate"). If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, herein or in the Notes or in any of the documents securing payment thereof or otherwise relating hereto, then in such event.

		(a)	the provisions of this Section 22.10 shall govern and control,

(b)

neither the Company, endorsers or Restricted Subsidiaries, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment on the Notes, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate,

(c)

any such excess with respect to any such Note which may have been collected shall, at the election of the holder of such Note, be either applied as a credit against the then unpaid principal amount on such Note or refunded to the Company, and

(d)

the provisions hereof and of the Notes and any documents securing payment thereof shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect hereto shall be amortized, prorated and spread throughout the full term of the Notes so that the effective rate of interest thereunder is uniform throughout the term thereof.

[Remainder of page intentionally left blank. Next page is signature page.]

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

Very truly yours,

SEITEL, INC.

By:

Name:

Title:

The foregoing is hereby agreed to

as of the date thereof.

[PURCHASER]

By __________________________

Name:

Title:

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Purchaser Name	THE GUARDIAN INSURANCE & ANNUITY COMPANY , INC.
Name in Which Note is Registered	CUDD & CO.
Note Registration Number; Principal Amount	First Closing: RH-1; $799,065.00 Second Closing: RH-20; $700,935.00
Payment on Account of Note Method Account Information	Federal Funds Wire Transfer The Chase Manhattan Bank ABA # 021-000-021 Chase/NYC/CTR/BNF A/C 900-9-000200 Reference A/C # G53637, GIAC - Guardian Tradition Re: (See "Accompanying information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments	The Guardian Insurance & Annuity Company, Inc. c/o The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attn: Investment Accounting Dept. 17-B Fax: 212-598-7011
Address for All other Notices

The Guardian Insurance & Annuity Company, Inc.
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn:      Raymond J. Henry
     Investment Department 20-D
Fax:      212-919-2656 / 2658

Other Instructions	the guardiAn INSURANCE & ANNUITY COMPANY, INC. By______________________________ Name: Title:
Instructions re Delivery of Notes

Chase Manhattan Bank
4 New York Plaza
Ground Floor Receive Window
New York, NY 10004
Re: A/C # G53637, GIAC - Guardian Tradition
with a carbon copy to:
The Guardian Life Insurance Company of America
7 Hanover Square, 20B
New York, New York 10004
Attn:     Kevin Carey

Tax Identification Number	13-6022143

Purchaser Name	FORT DEARBORN LIFE INSURANCE COMPANY - INTEREST SENSITIVE PORTFOLIO
Name in Which Note is Registered	STRAFE AND CO.
Note Registration Number; Principal Amount	First Closing: RH-2; $1,000,000.00 Second Closing: $0
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer
Bank One
ABA # 044-000-037
For further credit to Bank One
Acct. # 980401787
Attn:     A/C # 2600218700
     Ft. Dearborn Life Insurance Company - Guardian ISP
Re: (See "Accompanying information" below)

Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments	Fort Dearborn Life Insurance Company c/o The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attn: Investment Accounting Dept. 17-B Fax: 212-598-7011
Address for All other Notices	Fort Dearborn Life Insurance Company c/o Guardian Asset Management Corp. Fixed Income Securities 7 Hanover Square - 20D New York, NY 10004-2616 Attn: Raymond J. Henry Fax: 212-919-2656 / 2658
Other Instructions	FORT DEARBORN LIFE INSURANCE COMPANY By: Guardian Asset Management Corp. By______________________________ Name: Title:
Instructions re Delivery of Notes

Fort Dearborn Life Insurance Company
c/o Bank One
1900 Polaris Parkway
Columbus, OH 43240
Attn:     Trade Processing
F/A/O:     A/C # 2600218700 FDL - ISP
with a carbon copy to:
The Guardian Life Insurance Company of America
7 Hanover Square, 20B
New York, New York 10004
Attn:     Kevin Carey

Tax Identification Number	31-0649116

Purchaser Name	FORT DEARBORN LIFE INSURANCE COMPANY - MARKET VALUE ANNUITY ACCOUNT
Name in Which Note is Registered	STRAFE AND CO.
Note Registration Number; Principal Amount	First Closing: RH-3; $500,000.00 Second Closing: $0
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer
Bank One
ABA # 044-000-037
For further credit to Bank One
Acct. # 980401787
Attn:     A/C # 2600218703
     Ft. Dearborn Life Insurance Company - Guardian MVA
Re: (See "Accompanying information" below)

Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments	Fort Dearborn Life Insurance Company c/o The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attn: Investment Accounting Dept. 17-B Fax: 212-598-7011
Address for All other Notices	Fort Dearborn Life Insurance Company c/o Guardian Asset Management Corp. Fixed Income Securities 7 Hanover Square - 20D New York, NY 10004-2616 Attn: Raymond J. Henry Fax: 212-919-2656 / 2658
Other Instructions	FORT DEARBORN LIFE INSURANCE COMPANY By: Guardian Asset Management Corp. By______________________________ Name: Title:
Instructions re Delivery of Notes

Fort Dearborn Life Insurance Company
c/o Bank One
1900 Polaris Parkway
Columbus, OH 43240
Attn:     Trade Processing
F/A/O:     A/C # 2600218703 FDL - MVA
with a carbon copy to:
The Guardian Life Insurance Company of America
7 Hanover Square, 20B
New York, New York 10004
Attn:     Kevin Carey

Tax Identification Number	31-0649116

Purchaser Name	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
Name in Which Note is Registered	CUDD & CO.
Note Registration Number; Principal Amount	First Closing: RI-1; $5,000,000.00 RI-2; $4,196,262.00 Second Closing: RI-12; $2,803,738.00
Payment on Account of Note Method Account Information	Federal Funds Wire Transfer The Chase Manhattan Bank ABA # 021-000-021 Chase/NYC/CTR/BNF A/C 900-9-000200 Reference A/C # G05978, Guardian Life Re: (See "Accompanying information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.34% Series I Senior Notes due October 15, 2011
PPN:               816074 C# 3
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments	The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attn: Investment Accounting Dept. 17-B Fax: 212-598-7011
Address for All other Notices	The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attn: Raymond J. Henry Investment Department 20-D Fax: 212-919-2656 / 2658
Other Instructions	the guardiAn life INSURANCE COMPANY of america By______________________________ Name: Title:
Instructions re Delivery of Notes

Chase Manhattan Bank
4 New York Plaza
Ground Floor Receive Window
New York, NY 10004
Re: A/C # G05978 - Guardian Life
with a carbon copy to:
The Guardian Life Insurance Company of America
7 Hanover Square, 20B
New York, New York 10004
Attn:     Kevin Carey

Tax Identification Number	13-6022143

Purchaser Name	BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA
Name in Which Note is Registered	CUDD & CO.
Note Registration Number; Principal Amount	First Closing: RI-3; $3,831,776.00 Second Closing: RI-13; $1,168,224.00
Payment on Account of Note Method Account Information	Federal Funds Wire Transfer The Chase Manhattan Bank ABA # 021-000-021 Chase/NYC/CTR/BNF A/C 900-9-000200 Reference A/C # G07064, Berkshire Life Insurance Re: (See "Accompanying information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.34% Series I Senior Notes due October 15, 2011
PPN:               816074 C# 3
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments	Berkshire Life Insurance Company of America c/o The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attn: Investment Accounting Dept. 17-B Fax: 212-598-7011
Address for All other Notices

Berkshire Life Insurance Company of America
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn:      Raymond J. Henry
     Investment Department 20-D
Fax:      212-919-2656 / 2658

Other Instructions	BERKSHIRE life INSURANCE COMPANY of america By______________________________ Name: Title:
Instructions re Delivery of Notes

Chase Manhattan Bank
4 New York Plaza
Ground Floor Receive Window
New York, NY 10004
Re: A/C # G07064 - Berkshire Life Insurance
with a carbon copy to:
The Guardian Life Insurance Company of America
7 Hanover Square, 20B
New York, New York 10004
Attn:     Kevin Carey

Tax Identification Number	13-6022143

Purchaser Name	MONY LIFE INSURANCE COMPANY
Name in Which Note is Registered	J. ROMEO & CO.
Note Registration Number; Principal Amount	First Closing: RI-4; $11,495,327.00 Second Closing: RI-14; $3,504,673.00
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer
JP Morgan Chase Manhattan Bank
ABA # 021-000-021
For credit to Private Income Processing
Acct. # 900-9000-200
For further credit to Acct. # G52963
Re:     (see "Accompanying Information" below)

Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.34% Series I Senior Notes due October 15, 2011
PPN:               816074 C# 3
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

JP Morgan Chase Manhattan Bank
14201 N. Dallas Parkway, 13th Floor
Dallas, TX 75254-2917
Fax:     469-477-1904
with a copy to:
MONY Life Insurance Company
1740 Broadway
New York, NY 10019
Attn:     Securities Custody Division
     M.D. 6-39A
Fax:     212-708-2152

Address for All other Notices	MONY Life Insurance Company 1740 Broadway New York, NY 10019 Attn: Capital Management Unit Fax: 212-708-2491
Other Instructions	MONY LIFE INSURANCE COMPANY By:___________________________________ Name: Title:
Instructions re Delivery of Notes	MONY Life Insurance Company 1740 Broadway New York, NY 10019 Attn: Law Department
Tax Identification Number	13-1632487

Purchaser Name	NATIONWIDE LIFE INSURANCE COMPANY
Name in Which Note is Registered	NATIONWIDE LIFE INSURANCE COMPANY
Note Registration Number; Principal Amount	First Closing: RH-4; $9,000,000.00 Second Closing: $0
Payment on Account of Note Method Account Information	Federal Funds Wire Transfer The Bank of New York ABA # 021-000-018 BNF: IOC566 F/A/O Nationwide Life Insurance Company Attn: P&I Department PPN: 816074 C@ 5 Re: (see "Accompanying Information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

Nationwide Life Insurance Company
c/o The Bank of New York
P.O. Box 19266
Attn:     P&I Department
Newark, NJ 07195
with a copy to:
Nationwide Life Insurance Company
One Nationwide Plaza (1-32-05)
Columbus, OH 43215-2220
Attn:     Investment Accounting

Address for All other Notices	Nationwide Life Insurance Company One Nationwide Plaza (1-33-07) Columbus, OH 43215-2220 Attn: Corporate Fixed-Income Securities
Other Instructions	NATIONWIDE LIFE INSURANCE COMPANY By______________________________ Name: Title:
Instructions re Delivery of Notes	The Bank of New York One Wall Street 3rd Floor, Window A New York, NY 10286 F/A/O Nationwide Life Insurance Co. Acct. # 267829
Tax Identification Number	31-4156830

Purchaser Name	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
Name in Which Note is Registered	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
Note Registration Number; Principal Amount	First Closing: RH-5; $2,495,327.00 Second Closing: RH-21; $3,504,673.00
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer
The Bank of New York
ABA # 021-000-018
BNF: IOC566
F/A/O Nationwide Life and Annuity Insurance Company
Attn:     P&I Department
     PPN: 816074 C@ 5
Re:      (see "Accompanying Information" below)

Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

Nationwide Life and Annuity Insurance Company
c/o The Bank of New York
P.O. Box 19266
Attn:     P&I Department
Newark, NJ 07195
with a copy to:
Nationwide Life and Annuity Insurance Company
One Nationwide Plaza (1-32-05)
Columbus, OH 43215-2220
Attn:     Investment Accounting

Address for All other Notices	Nationwide Life and Annuity Insurance Company One Nationwide Plaza (1-33-07) Columbus, OH 43215-2220 Attn: Corporate Fixed-Income Securities
Other Instructions	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY By______________________________ Name: Title:
Instructions re Delivery of Notes	The Bank of New York One Wall Street 3rd Floor, Window A New York, NY 10286 F/A/O Nationwide Life and Annuity Insurance Co. Acct. # 267961
Tax Identification Number	31-1000740

Purchaser Name	CONNECTICUT GENERAL LIFE INSURANCE COMPANY
Name in Which Note is Registered	CIG & CO.
Note Registration Number; Principal Amount

First Closing:      RH-6; $2,299,065.00
          RH-7; $2,299,065.00
          RH-8; $2,299,065.00
          RH-9; $766,355.00
          RH-10; $766,355.00
          RH-11; $766,355.00
Second Closing:      RH-22; $700,935.00
          RH-23; $700,935.00
          RH-24; $700,935.00
          RH-25; $233,645.00
          RH-26; $233,645.00
          RH-27; $233,645.00

Payment on Account of Note Method Account Information	Federal Funds Wire Transfer Chase NYC/CTR ABA # 021-000-021 BNF = CIGNA Private Placements A/C = 9009001802 Re: (see "Accompanying Information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

CIG & Co.
c/o CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, CT 06152-2146
Attn:      Securities Processing S-146
with a copy to:
CIG & Co.
c/o CIGNA Retirement & Investment Services
280 Trumbull Street
Hartford, CT 06103
Attn:      Private and Alternative Investments H16B
Fax:      860-534-7203
and a copy to:
Chase Manhattan Bank
Private Placement Servicing
P.O. Box 1508
Bowling Green Station
New York, NY 10081
Attn:      CIGNA Private Placements
Fax:      212-552-3107 / 1005

Address for All other Notices	CIG & Co. c/o CIGNA Retirement & Investment Services 280 Trumbull Street Hartford, CT 06103 Attn: Private and Alternative Investments H16B Fax: 860-534-7203
Other Instructions	CONNECTICUT GENERAL LIFE INSURANCE COMPANY By: CIGNA Investments, Inc. (authorized agent) By______________________________ Name: Title:
Instructions re Delivery of Notes

Deliver Notes, together with CIGNA form entitled "Transmittal of Securities to Custodian", to:
The Chase Manhattan Bank
4 New York Plaza, 11th Floor
New York, NY 10004
Attn:      Jennifer John
with a copy of the above to:
CIGNA Retirement and Investment Services
Investment Law Department, H16C
280 Trumbull Street
Hartford, CT 06103
Attn:     William Duncan

Tax Identification Number	13-3574027

Purchaser Name	LIFE INSURANCE COMPANY OF NORTH AMERICA
Name in Which Note is Registered	CIG & CO.
Note Registration Number; Principal Amount	First Closing: RH-12; $2,299,065.00 Second Closing: RH-28; $700,935.00
Payment on Account of Note Method Account Information	Federal Funds Wire Transfer Chase NYC/CTR ABA # 021-000-021 BNF = CIGNA Private Placements A/C = 9009001802 Re: (see "Accompanying Information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

CIG & Co.
c/o CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, CT 06152-2146
Attn:      Securities Processing S-146
with a copy to:
CIG & Co.
c/o CIGNA Retirement & Investment Services
280 Trumbull Street
Hartford, CT 06103
Attn:      Private and Alternative Investments H16B
Fax:      860-534-7203
and a copy to:
Chase Manhattan Bank
Private Placement Servicing
P.O. Box 1508
Bowling Green Station
New York, NY 10081
Attn:      CIGNA Private Placements
Fax:      212-552-3107 / 1005

Address for All other Notices	CIG & Co. c/o CIGNA Retirement & Investment Services 280 Trumbull Street Hartford, CT 06103 Attn: Private and Alternative Investments H16B Fax: 860-534-7203
Other Instructions	LIFE INSURANCE COMPANY OF NORTH AMERICA By: CIGNA Investments, Inc. (authorized agent) By______________________________ Name: Title:
Instructions re Delivery of Notes

Deliver Notes, together with CIGNA form entitled "Transmittal of Securities to Custodian", to:
The Chase Manhattan Bank
4 New York Plaza, 11th Floor
New York, NY 10004
Attn:      Jennifer John
with a copy of the above to:
CIGNA Retirement and Investment Services
Investment Law Department, H16C
280 Trumbull Street
Hartford, CT 06103
Attn:     William Duncan

Tax Identification Number	13-3574027

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in Which Note is Registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Note Registration Number; Principal Amount	First Closing: RH-13; $1,685,981.00 RI-5; 1,302,803.50 Second Closing: RH-29; $514,019.00 RI-15; $397,196.50
Payment on Account of Note Method Account Information	Federal Funds Wire Transfer Citibank, N.A. 111 Wall Street New York, NY 10043 ABA # 021-000-089 For MassMutual Long-Term Pool Acct. # 4067-3488 Re: (see "Accompanying Information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Description of Security:     7.34% Series I Senior Notes due October 15, 2011
PPN:               816074 C# 3
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

Massachusetts Mutual Life Insurance Company
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, MA 01111
Attn:     Securities Custody and Collection Department - F381
With telephonic advice of payment to:
David L. Babson & Company Inc.
Securities Custody and Collection Department
Tel:     413-744-5104 / 5718

Address for All other Notices	Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Other Instructions	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: David L. Babson & Company Inc. as Investment Adviser By:___________________________________ Name: Title:
Instructions re Delivery of Notes	Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111-0001 Attn: Dean Dulchinos
Tax Identification Number	04-1590850

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in Which Note is Registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Note Registration Number; Principal Amount	First Closing: RH-14; $842,990.50 RI-6; $689,719.50 Second Closing: RH-30; $257,009.50 RI-16; $210,280.50
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer
Chase Manhattan Bank, N.A.
4 Chase MetroTech Center
New York, NY 10081
ABA # 021-000-021
For MassMutual Pension Management
Acct. # 910-2594018
Re:     (see "Accompanying Information" below)

Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Description of Security:     7.34% Series I Senior Notes due October 15, 2011
PPN:               816074 C# 3
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

Massachusetts Mutual Life Insurance Company
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, MA 01111
Attn:     Securities Custody and Collection Department - F381
With telephonic advice of payment to:
David L. Babson & Company Inc.
Securities Custody and Collection Department
Tel:     413-744-5104 / 5718

Address for All other Notices	Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Other Instructions	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: David L. Babson & Company Inc. as Investment Adviser By:___________________________________ Name: Title:
Instructions re Delivery of Notes	Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111-0001 Attn: Dean Dulchinos
Tax Identification Number	04-1590850

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in Which Note is Registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Note Registration Number; Principal Amount	First Closing: RH-15; $842,990.50 RI-7; $689,719.50 Second Closing: RH-31; $257,009.50 RI-17; $210,280.50
Payment on Account of Note Method Account Information	Federal Funds Wire Transfer Citibank, N.A. 111 Wall Street New York, NY 10043 ABA # 021-000-089 For MassMutual Spot Priced Contract Acct. # 3890-4953 Re: (see "Accompanying Information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Description of Security:     7.34% Series I Senior Notes due October 15, 2011
PPN:               816074 C# 3
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

Massachusetts Mutual Life Insurance Company
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, MA 01111
Attn:     Securities Custody and Collection Department - F381
With telephonic advice of payment to:
David L. Babson & Company Inc.
Securities Custody and Collection Department
Tel:     413-744-5104 / 5718

Address for All other Notices	Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Other Instructions	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: David L. Babson & Company Inc. as Investment Adviser By:___________________________________ Name: Title:
Instructions re Delivery of Notes	Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111-0001 Attn: Dean Dulchinos
Tax Identification Number	04-1590850

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in Which Note is Registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Note Registration Number; Principal Amount	First Closing: RI-8; $574,766.25 Second Closing: RI-18; $175,233.75
Payment on Account of Note Method Account Information	Federal Funds Wire Transfer Citibank, N.A. 111 Wall Street New York, NY 10043 ABA # 021-000-089 For MassMutual Structured Settlement Fund Acct. # 4065-5423 Re: (see "Accompanying Information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.34% Series I Senior Notes due October 15, 2011
PPN:               816074 C# 3
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

Massachusetts Mutual Life Insurance Company
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, MA 01111
Attn:     Securities Custody and Collection Department - F381
With telephonic advice of payment to:
David L. Babson & Company Inc.
Securities Custody and Collection Department
Tel:     413-744-5104 / 5718

Address for All other Notices	Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Other Instructions	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: David L. Babson & Company Inc. as Investment Adviser By:___________________________________ Name: Title:
Instructions re Delivery of Notes	Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111-0001 Attn: Dean Dulchinos
Tax Identification Number	04-1590850

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in Which Note is Registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Note Registration Number; Principal Amount	First Closing: RH-16; $229,906.50 RI-9; $229,906.50 Second Closing: RH-32; $70,093.50 RI-19; $70,093.50
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer
Chase Manhattan Bank, N.A.
4 Chase MetroTech Center
New York, NY 10081
ABA # 021-000-021
For MassMutual IFM Non-Traditional
Acct. # 910-2509073
Re:     (see "Accompanying Information" below)

Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Description of Security:     7.34% Series I Senior Notes due October 15, 2011
PPN:               816074 C# 3
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

Massachusetts Mutual Life Insurance Company
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, MA 01111
Attn:     Securities Custody and Collection Department - F381
With telephonic advice of payment to:
David L. Babson & Company Inc.
Securities Custody and Collection Department
Tel:     413-744-5104 / 5718

Address for All other Notices	Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Other Instructions	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: David L. Babson & Company Inc. as Investment Adviser By:___________________________________ Name: Title:
Instructions re Delivery of Notes	Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111-0001 Attn: Dean Dulchinos
Tax Identification Number	04-1590850

Purchaser Name	C.M. LIFE INSURANCE COMPANY
Name in Which Note is Registered	C.M. LIFE INSURANCE COMPANY
Note Registration Number; Principal Amount	First Closing: RH-17; $229,906.50 RI-10; $153,271.00 Second Closing: RH-33; $70,093.50 RI-20; $46,729.00
Payment on Account of Note Method Account Information	Federal Funds Wire Transfer Citibank, N.A. 111 Wall Street New York, NY 10043 ABA # 021-000-089 For Segment 43 - Universal Life Acct. # 4068-6561 Re: (see "Accompanying Information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Description of Security:     7.34% Series I Senior Notes due October 15, 2011
PPN:               816074 C# 3
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

C.M. Life Insurance Company
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, MA 01111
Attn:     Securities Custody and Collection Department - F381
With telephonic advice of payment to:
David L. Babson & Company Inc.
Securities Custody and Collection Department
Tel:     413-744-5104 / 5718

Address for All other Notices	C.M. Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Other Instructions	C.M. LIFE INSURANCE COMPANY By: David L. Babson & Company Inc. as Investment Sub-Adviser By:___________________________________ Name: Title:
Instructions re Delivery of Notes	Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111-0001 Attn: Dean Dulchinos
Tax Identification Number	06-1041383

Purchaser Name	MASSMUTUAL ASIA LIMITED
Name in Which Note is Registered	GERLACH & CO.
Note Registration Number; Principal Amount	First Closing: RI-11; $191,588.75 Second Closing: RI-21; $58,411.25
Payment on Account of Note Method Account Information	Federal Funds Wire Transfer Citibank, N.A. 111 Wall Street New York, NY 10043 ABA # 021-000-089 Acct. # 30413797 Re: (see "Accompanying Information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.34% Series I Senior Notes due October 15, 2011
PPN:               816074 C# 3
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments

MassMutual Asia Limited
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, MA 01111
Attn:     Securities Custody and Collection Department - F381
With telephonic advice of payment to:
David L. Babson & Company Inc.
Securities Custody and Collection Department
Tel:     413-744-5104 / 5718

Address for All other Notices	MassMutual Asia Limited c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Other Instructions	MASSMUTUAL ASIA LIMITED By: David L. Babson & Company Inc. as Investment Sub-Adviser By:___________________________________ Name: Title:
Instructions re Delivery of Notes	Citibank NA 333 West 34th Street 3rd Floor Securities Vault New York, NY 10001 Re: Acct. # 849-195
Tax Identification Number	None

Purchaser Name	ALLSATE LIFE INSURANCE COMPANY
Name in Which Note is Registered	ALLSTATE LIFE INSURANCE COMPANY
Note Registration Number; Principal Amount	First Closing: RG-1; $7,663,551.00 Second Closing: RG-6; $2,336,449.00
Payment on Account of Note Method Account Information	Federal Funds Wire Transfer Harris Trust and Savings Bank ABA # 071-000-288 BNF = Allstate Life Insurance Company Collection Acct. # 168-117-0 Re: (see "Accompanying Information" below)
Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.04% Series G Senior Notes due October 15, 2006
PPN:               816074 C* 7
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments	Allstate Insurance Company Investment Operations - Private Placements 3075 Sanders Road, Suite G4A Northbrook, IL 60062-7127 Tel: 847-402-6672 Fax: 847-326-7032
Address for All other Notices	Allstate Insurance Company Private Placements Department 3075 Sanders Road, Suite G5D Northbrook, IL 60062-7127 Tel: 847-402-8922 Fax: 847-402-3092
Other Instructions	ALLSTATE LIFE INSURANCE COMPANY By:___________________________________ Name: Title: By:___________________________________ Name: Title: Authorized Signatories
Instructions re Delivery of Notes

Harris Trust and Savings Bank
111 West Monroe Street, 6W
Chicago, IL 60603
Attn:     Valerie Haney
For Allstate Life Insurance Company Safekeeping Acct. # 846627
with a carbon copy to:
Allstate Insurance Company
3075 Sanders Road, Suite G5A
Northbrook, IL 60062-7127
Attn:     Doris Bryant
Fax:     847-402-6639

Tax Identification Number	36-2554642

Purchaser Name	PRINCIPAL LIFE INSURANCE COMPANY
Name in Which Note is Registered	PRINCIPAL LIFE INSURANCE COMPANY
Note Registration Number; Principal Amount	First Closing: RG-2; $4,875,000.00 RG-3; $1,125,000.00 RG-4; $750,000.00 RG-5; $750,000.00 Second Closing: RG-7; $1,625,000.00 RG-8; $375,000.00 RG-9; $250,000.00 RG-10; $250,000.00
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer
Wells Fargo Bank Iowa, N.A.
7th & Walnut Streets
Des Moines, IA 50309
ABA # 073-000-228
For credit to Principal Life Insurance Company
Acct. # 0000014752
OBI PFGSE (S) B0064135**
Re:     (see "Accompanying Information" below)

Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.04% Series G Senior Notes due October 15, 2006
PPN:               816074 C* 7
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments	Principal Capital Management, LLC 801 Grand Avenue Des Moines, IA 50392-0800 Attn: Investment Accounting - Securities Tel: 515-247-0689 Fax: 515-248-2643
Address for all other Notices	Principal Capital Management, LLC 801 Grand Avenue Des Moines, IA 50392-0800 Attn: Investment Department - Securities Tel: 515-247-3495 Fax: 515-248-2490
Other Instructions

PRINCIPAL LIFE INSURANCE COMPANY
By:     Principal Capital Management, LLC,
     a Delaware limited liability company,
     its authorized signatory

     By:___________________________________
     Name:
     Title:
     By:___________________________________
     Name:
     Title:

Instructions re Delivery of Notes	Principal Capital Management, LLC 801 Grand Avenue Des Moines, IA 50392-0800 Attn: Jon C. Heiny, Esq.
Tax Identification Number	42-0127290

Purchaser Name	PHOENIX LIFE INSURANCE COMPANY
Name in Which Note is Registered	PHOENIX LIFE INSURANCE COMPANY
Note Registration Number; Principal Amount	First Closing: RH-18; $5,364,486.00 Second Closing: RH-34; $1,635,514.00
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer
Chase Manhattan Bank, N.A.
New York, NY
ABA # 021-000-021
Acct. # 900-9000-200
Acct. Name: Income Processing
Ref:     G05123
     Phoenix Life
     PPN = 816074 C@ 5
     OBI = Seitel, Inc.
     Rate = [coupon]
Re:     (see "Accompanying Information" below)

Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments	Phoenix Life Insurance Company c/o Phoenix Investment Partners P.O. Box 150480 56 Prospect Street Hartford, CT 06115-0480 Attn: Private Placements
Address for All other Notices	Phoenix Life Insurance Company c/o Phoenix Investment Partners P.O. Box 150480 56 Prospect Street Hartford, CT 06115-0480 Attn: Private Placements
Other Instructions	PHOENIX LIFE INSURANCE COMPANY By:___________________________________ Name: Title:
Instructions re Delivery of Notes	Phoenix Life Insurance Company One American Row P.O. Box 5056 Hartford, Connecticut 06102-5056 Attn: John Mulrain Law Department
Tax Identification Number	06-0493340

Purchaser Name	AMERICAN INVESTORS LIFE INSURANCE COMPANY
Name in Which Note is Registered	HARE & CO.
Note Registration Number; Principal Amount	First Closing: RH-19; $3,831,777.00 Second Closing: RH-35; $1,168,223.00
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer
The Bank of New York
New York, NY
ABA # 021-000-018
BNF: IOC566
Attn:     P & I Department
Ref:      American Investors Life Account 010048
     PPN: 816074 C@ 5
Re:     (see "Accompanying Information" below)

Accompanying Information

Name of Company:          SEITEL, INC.
Description of Security:     7.19% Series H Senior Notes due October 15, 2008
PPN:               816074 C@ 5
Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for Notices Related to Payments	American Investors Life Insurance Company c/o AmerUs Capital Management 699 Walnut Street, Suite 300 Des Moines, IA 50309 Attn: Glena Rowley Tel: 515-362-3655 Fax: 515-283-3439
Address for All other Notices	American Investors Life Insurance Company c/o AmerUs Capital Management 699 Walnut Street, Suite 300 Des Moines, IA 50309 Attn: Steve Sweeney Tel: 515-362-3542 Fax: 515-362-3587
Other Instructions	AMERICAN INVESTORS LIFE INSURANCE COMPANY By: AmerUs Capital Management Group, Inc., its authorized attorney-in-fact By:___________________________________ Name: Title:
Instructions re Delivery of Notes

The Bank of New York
One Wall Street
3rd Floor, Window A
F/A/O American Investors Life Insurance Company, A/C # 010048
New York, NY 10286
Attn:     Rich Reinhold
     212-635-4611
or:     Anthony Marrero
     212-635-4608

Tax Identification Number	48-0696320 (American Investors Life Insurance Company) 13-6062916 (Hare & Co.)

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

Accredited Institution -- means any Person who is an "accredited investor" within the meaning of such term set forth in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

Affiliate -- means, at any time,

      (a)     with respect to any Person other than the Company, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such Person, and

      (b)     with respect to the Company, a Person (other than a Wholly-Owned Restricted Subsidiary),

           (i)     that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, the Company,

           (ii)     that at such time beneficially owns or holds, directly or indirectly, ten percent (10%) or more of the Voting Stock of the Company, or

           (iii)     ten percent (10%) or more of the Voting Stock of which is at such time beneficially owned or held by the Company or any one or more of the Subsidiaries.

As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise.

Agreement -- is defined in Section 17.3.

Board of Directors -- at any time means the board of directors of the Company or any committee thereof which, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

Business Day -- means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Houston, Texas or New York, New York are required or authorized to be closed.

Capital Lease -- means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

Capital Lease Obligation -- means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

Closings -- is defined in Section 3.1.

Closing Date -- is defined in Section 3.1.

Code -- means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

Company -- is defined in the introductory paragraph of this Agreement.

Confidential Information -- is defined in Section 20.

Consolidated Debt -- means, as of any date of determination, the total of all Debt of the Company and the Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and the Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and the Restricted Subsidiaries in accordance with GAAP, provided that Consolidated Debt shall not include Qualified Capital Obligations.

Consolidated Interest Expense -- means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and the Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and the Restricted Subsidiaries in accordance with GAAP):

      (a)     all interest in respect of Debt of the Company and the Restricted Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, and

      (b)     all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

Consolidated Net Income -- means, with reference to any period, the net income (or loss) of the Company and the Restricted Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and the Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and the Restricted Subsidiaries in accordance with GAAP, provided that there shall be excluded:

      (a)     any gains resulting from any write-up of any assets (but not any loss resulting from any write-down of any assets),

      (b)     the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or a Restricted Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner by the Company or any Restricted Subsidiary, realized by such other Person prior to the date of acquisition,

      (c)     in the case of a successor to the Company by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets,

      (d)     any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities),

      (e)     any portion of such net income that cannot be freely converted into United States Dollars,

      (f)     the income (or loss) of any Person (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Restricted Subsidiary in the form of cash dividends or similar cash distributions,

      (g)     any gain arising from the acquisition of any security, or the extinguishment, under GAAP, of any Debt, of the Company or any Restricted Subsidiary,

      (h)     any net income or gain or any net loss during such period from (i) any change in accounting principles in accordance with GAAP or (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, and

      (i)     any net income or gain (but not any net loss) during such period from (i) any extraordinary items or (ii) any discontinued operations or the disposition thereof.

Consolidated Net Worth -- means, at any time, the sum, without duplication, of (a) the total stockholders' equity which would be shown in consolidated financial statements of the Company and the Restricted Subsidiaries prepared at such time in accordance with GAAP plus (b) Qualified Capital.

Consolidated Tangible Assets -- means, at any time, Consolidated Total Assets at such time, minus

      (a)     deferred assets, other than prepaid expenses which are refundable;

     (b)     patents, copyrights, trademarks, trade names, service marks, brand names, franchises, goodwill, experimental expenses and other similar intangibles;

      (c)     unamortized debt discount and expense; and

      (d)     all other property which would be classified as intangible under GAAP.

Consolidated Total Assets -- means, at any time, the amount at which the total assets of the Company and the Restricted Subsidiaries would be shown in consolidated financial statements of the Company and the Restricted Subsidiaries prepared at such time in accordance with GAAP, after deduction of depreciation, amortization and all other properly deductible valuation reserves.

Contingent Optional Prepayment -- is defined in Section 8.2.

Debt -- means, with respect to any Person, without duplication,

      (a)     its obligations for borrowed money;

      (b)     its obligations in respect of banker's acceptances, other acceptances, letters of credit and other instruments serving a similar function issued or accepted by banks and other financial institutions for the account of such Person (whether or not incurred in connection with the borrowing of money);

      (c)     its obligations that are evidenced by bonds, notes, debentures or similar instruments;

      (d)     its obligations for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all obligations created or arising under any conditional sale or other title retention agreement with respect to any such property);

      (e)     its Capital Lease Obligations;

      (f)     its obligations in respect of all mandatorily redeemable preferred stock of such Person;

      (g)     its obligations for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such obligations); and

      (h)     any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (h) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

Default -- means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

Default Rate -- means the rate of interest for overdue payments as stated in the first paragraph of the relevant Series of Notes.

Designated Portion -- is defined in Section 10.6(b)(i).

Disposition Value -- is defined in Section 10.6(c)(i).

EBITDA -- means, in respect of any period, Consolidated Net Income for such period minus

      (a)     to the extent added in the computation of such Consolidated Net Income, each of the following:

           (i)     extraordinary gains, net of extraordinary losses, and

           (ii)     gains, net of losses, arising from the disposition of property other than in the ordinary course of business, plus

      (b)     to the extent deducted in the computation of such Consolidated Net Income, each of the following:

           (i)     Consolidated Interest Expense, net of interest and other investment income,

           (ii)     taxes imposed on or measured by income or excess profits of the Company and the Restricted Subsidiaries,

           (iii)     the amount of all depreciation, depletion and amortization allowances and other non-cash expenses of the Company and the Restricted Subsidiaries,

           (iv)     extraordinary losses, net of extraordinary gains, and

           (v)     losses, net of gains, arising from the disposition of property other than in the ordinary course of business.

Environmental Laws -- means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials or wastes, air emissions and discharges to waste or public systems.

Equity Interest -- means

      (a)     the outstanding Voting Stock of a corporation or other business entity,

      (b)     the interest in the capital or profits of a corporation, limited liability company, partnership or joint venture, or

      (c)     the beneficial interest in a trust or estate.

ERISA -- means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

ERISA Affiliate -- means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

Event of Default -- is defined in Section 11.

Exchange Act -- means the Securities Exchange Act of 1934, as amended.

Excluded Transfer -- is defined in Section 10.6.

Fair Market Value -- means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell, respectively).

GAAP -- means accounting principles as promulgated from time to time in statements, opinions and pronouncements by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board and in such statements, opinions and pronouncements of such other entities with respect to financial accounting of for-profit entities as shall be accepted by a substantial segment of the accounting profession in the United States.

Governmental Authority -- means

      (a)     the government of

           (i)     the United States of America or any State or other political subdivision thereof, or

           (ii)     any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

     (b)     any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

Guaranty -- means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

      (a)     to purchase such indebtedness or obligation or any property constituting security therefor;

      (b)     to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

      (c)     to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

      (d)     otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

Hazardous Material -- means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

holder -- means, at any time and with respect to any Note, the Person in whose name such Note is registered at such time in the register maintained by the Company pursuant to Section 13.1.

Institutional Investor -- means (a) any original purchaser of a Note or an Affiliate thereof, (b) any holder of more than five percent (5%) in aggregate principal amount of the Notes then outstanding, and (c) any Accredited Institution.

Investment -- means any investment, made in cash or by delivery of property, by the Company or any of the Subsidiaries in any Person, whether by acquisition of stock, indebtedness or other obligation or Security (including, without limitation, any interests in any partnership or joint venture), or by loan, Guaranty, advance, capital contribution or otherwise; provided that "Investment" does not include trade credit to the extent extended in the ordinary course of business.

Lien -- means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

Make-Whole Amount -- is defined in Section 8.6.

Material -- means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and the Restricted Subsidiaries taken as a whole.

Material Adverse Effect -- means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and the Restricted Subsidiaries, taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Restricted Subsidiary to perform its respective obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Subsidiary Guaranty or the Notes.

Maximum Rate -- is defined in Section 22.10.

Memorandum -- is defined in Section 5.3.

Multiemployer Plan -- means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

NAIC Annual Statement -- is defined in Section 6.3.

Net Asset Sale Proceeds Amount -- means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

      (a)     the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

      (b)     all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

Net Proceeds of Common Stock -- means, with respect to any period, cash proceeds (net of all costs and out-of-pocket expenses incurred in connection therewith, including, without limitation, placement, underwriting and brokerage fees and expenses) received by the Company and the Restricted Subsidiaries during such period from the sale of all common stock of the Company, including in such net proceeds:

      (a)     the net amount paid upon issuance and exercise during such period of any right to acquire any common stock, or paid during such period to convert a convertible debt Security to common stock (but excluding any amount paid to the Company upon issuance of such convertible debt Security); and

      (b)     any amount paid to the Company upon issuance of any convertible debt Security that is converted to common stock during such period.

Net Proceeds of Qualified Capital -- means, with respect to any period, cash proceeds (net of all costs and out-of-pocket expenses incurred in connection therewith and in connection with the issuance and sale of any related Trust Preferred Securities, including, without limitation, placement, underwriting and brokerage fees and expenses) received by the Company during such period from the sale of all Qualified Junior Subordinated Notes.

1995 Notes -- means the Company's 7.17% Series A Senior Notes due December 30, 2001 in the original aggregate principal amount of $25,000,000, 7.17% Series B Senior Notes due December 30, 2002 in the original aggregate principal amount of $27,500,000 and 7.48% Series C Senior Notes due December 30, 2002 in the original aggregate principal amount of $22,500,000 issued pursuant to the 1995 Note Purchase Agreement.

1995 Note Purchase Agreement -- means each of the separate Note Purchase Agreements between the Company and the purchasers of the 1995 Notes, dated as of December 28, 1995, as amended from time to time.

1999 Notes -- means the Company's 7.03% Series D Senior Notes due February 15, 2004 in the original aggregate principal amount of $20,000,000, 7.28% Series E Senior Notes due February 15, 2009 in the original aggregate principal amount of $75,000,000 and 7.43% Series F Senior Notes due February 15, 2009 in the original aggregate principal amount of $43,000,000 issued pursuant to the 1999 Note Purchase Agreement.

1999 Note Purchase Agreement -- means each of the separate Note Purchase Agreements between the Company and the purchasers of the 1999 Notes, dated as of February 12, 1999, as amended from time to time.

Notes -- is defined in Section 1.

Officer's Certificate -- means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

Old Notes -- means the 1995 Notes and the 1999 Notes.

Old Note Purchase Agreement -- means the 1995 Note Purchase Agreement and the 1999 Note Purchase Agreement.

Optional Prepayment Date -- is defined in Section 8.2.

Optional Prepayment Notice -- is defined in Section 8.2.

Ordinary Course Transfer -- is defined in Section 10.6.

Other Agreements -- is defined in Section 2.

Other Purchasers -- is defined in Section 2.

PBGC -- means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

Person -- means an individual, partnership, corporation, limited liability company, partnership, association, joint venture, trust, unincorporated organization, or a government or agency or political subdivision thereof.

Plan -- means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

Prepayment Transfer -- is defined in Section 10.6.

Priority Debt -- means, without duplication, the sum of (a) all Debt of the Company secured by a Lien permitted only by Section 10.4(j) and (b) all Debt of Restricted Subsidiaries (except (i) Debt held by the Company or a Wholly-Owned Restricted Subsidiary, (ii) Debt of a Restricted Subsidiary that is an unsecured guaranty of Senior Debt and that ranks pari passu with the obligations of the Restricted Subsidiaries under the Subsidiary Guaranty, and (iii) Debt of a Restricted Subsidiary secured by a Lien permitted by the provisions of Section 10.4(a) through (i), inclusive).

property or properties -- means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

Purchaser -- is defined in Section 3.1.

Qualified Capital -- means the total amount of capital in respect of Qualified Junior Subordinated Notes and the Trust Preferred Securities related thereto which would, on a consolidated basis, be shown in consolidated financial statements of the Company and the Subsidiaries prepared at such time in accordance with GAAP, provided that in no event shall the aggregate amount of Qualified Capital at any time exceed One Hundred Twenty-Five Million Dollars ($125,000,000).

Qualified Capital Obligations -- means obligations of the Company in respect of any Qualified Junior Subordinated Notes and Qualified Junior Subordinated Guaranties.

Qualified Institutional Buyer -- means you, each of the Other Purchasers, and any Person who is a "qualified institutional buyer," within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

Qualified Junior Subordinated Guaranty -- means, in respect of any issue of Trust Preferred Securities, a Guaranty by the Company to the holders of such Trust Preferred Securities of (a) the payment of all preferred cumulative cash dividends accumulating thereon and (b) the payments due on liquidation or redemption of such Trust Preferred Securities, but only in each case to the extent of funds held by the Special Purpose Trust which shall have issued such Trust Preferred Securities, and the obligations under which Guaranty shall be unsecured and rank subordinate and junior in right of payment to all Senior Debt (including, without limitation, all Debt of the Company under this Agreement, the Other Agreements and the Notes) to the same extent and on the same terms as the Qualified Junior Subordinated Notes issued by the Company to such Special Purpose Trust are subordinated to Senior Debt.

Qualified Junior Subordinated Notes -- means any notes issued by the Company to a Special Purpose Trust in a principal amount equal to the proceeds received by such Special Purpose Trust from the issuance of Trust Preferred Securities and paid by such Special Purpose Trust to the Company in consideration for such notes, which notes shall (a) not mature, or otherwise require the payment of any of the principal thereof, prior to June 1, 2029, (b) be subject to the right of the Company to defer the payment of interest thereon at any time or from time to time for a period of at least twenty (20) consecutive quarterly periods, during which deferral period the Company shall not pay any dividends with respect to any of its capital stock or pay any principal, interest or other amounts owing in respect of any Qualified Capital Obligations or other Subordinated Debt, (c) be unsecured, (d) rank subordinate and junior in right of payment to all Senior Debt (including, without limitation, all Debt of the Company under this Agreement, the Other Agreements and the Notes upon the terms set forth in Exhibit A and (e) when aggregated with all other such notes, not exceed One Hundred Twenty-Five Million Dollars ($125,000,000) in aggregate outstanding principal amount.

Reinvested Transfer -- is defined in Section 10.6.

Required Holders -- means, at any time, the holders of at least a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

Rescission Notice -- is defined in Section 8.2.

Responsible Officer -- means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

Restricted Investments -- means all Investments except the following:

      (a)     cash;

      (b)     Investments in one or more Restricted Subsidiaries or any Person engaged in the business referred to in Section 10.10 that concurrently with such Investment becomes a Wholly-Owned Restricted Subsidiary;

      (c)     Investments in United States Governmental Securities, provided that such obligations mature within 365 days from the date of acquisition thereof;

      (d)     Investments in certificates of deposit or banker's acceptances issued by an Acceptable Bank, provided that such obligations mature within 365 days from the date of acquisition thereof;

      (e)     Investments in commercial paper given the highest rating by a credit rating agency of recognized national standing and maturing not more than 270 days from the date of creation thereof; and

      (f)     Investments in money market mutual funds that invest solely in so-called "money market" instruments maturing not more than one year after the acquisition thereof, which funds have assets in excess of Five Hundred Million Dollars ($500,000,000).

For purposes of this Agreement, an Investment shall be valued at the lesser of (i) cost and (ii) the value at which such Investment is to be shown on the books of the Company and the Restricted Subsidiaries in accordance with GAAP.

As used in this definition of "Restricted Investments":

Acceptable Bank -- means any bank or trust company (i) which is organized under the laws of the United States of America or any State thereof and (ii) which has capital, surplus and undivided profits aggregating at least Five Hundred Million Dollars ($500,000,000).

Restricted Payment -- means, whether effected directly or indirectly,

      (a)     any Distribution in respect of the Company or any Restricted Subsidiary (other than on account of capital stock or other equity interests of a Restricted Subsidiary owned legally and beneficially by the Company or another Restricted Subsidiary), including, without limitation, any Distribution resulting in the acquisition by the Company of Securities which would constitute treasury stock; and

      (b)     any payment, repayment, redemption, retirement, repurchase or other acquisition, direct or indirect, by the Company or any Restricted Subsidiary of, on account of, or in respect of, the principal of any Subordinated Debt (or any installment thereof) prior to the regularly scheduled maturity date thereof (as in effect on the date such Subordinated Debt was originally incurred).

For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (x) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (y) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

Distribution -- means, in respect of any corporation, association or other business entity:

      (a)     dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

      (b)     the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests).

Restricted Subsidiary -- means and includes each and every Subsidiary other than any Subsidiary which, at the time of any determination hereunder, has been designated by the Board of Directors and by written notice of the Company to all of the holders to be an Unrestricted Subsidiary; provided, in any event, that each of the following shall at all times constitute a Restricted Subsidiary:

      (a)     each Subsidiary identified as a Restricted Subsidiary on Schedule 5.4; and

      (b)     each Subsidiary which owns, directly or indirectly, more than fifty percent (50%) of the Equity Interest of a Restricted Subsidiary.

Securities Act -- means the Securities Act of 1933, as amended from time to time.

Security -- means "security" as defined by section 2(1) of the Securities Act.

Senior Debt -- means any Debt of the Company that is not in any manner subordinated in right of payment or security in any respect to the Debt evidenced by the Notes or to any other Debt of the Company.

Senior Financial Officer -- means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

Series -- means any one or more of the series of Notes issued hereunder.

Series G Notes -- is defined in Section 1.

Series H Notes -- is defined in Section 1.

Series I Notes -- is defined in Section 1.

Special Purpose Trust -- means a statutory business trust created under the laws of the State of Delaware pursuant to the filing of a certificate of trust with the Secretary of State of the State of Delaware, (a) the existence of which shall be for the exclusive purpose of (i) issuing Trust Common Securities to the Company and issuing and selling Trust Preferred Securities to investors, (ii) using the proceeds from such Trust Preferred Securities to acquire Qualified Junior Subordinated Notes and (iii) engaging in only those other activities necessary or incidental to the foregoing, (b) the sole assets of which will be such Qualified Junior Subordinated Notes and the proceeds thereof and (c) the sole source of revenue of which will be payments under such Qualified Junior Subordinated Notes. Notwithstanding anything else herein, any Special Purpose Trust shall be deemed to be an Unrestricted Subsidiary.

Subordinated Debt -- means any Debt or other obligations of the Company (including, without limitation Qualified Capital Obligations) other than Senior Debt.

Subsidiary -- means, as to any Person, any corporation, limited liability company, partnership, joint venture, trust or estate in which such Person or one or more of the Subsidiaries or such Person and one or more of the Subsidiaries own more than fifty percent (50%) of the Equity Interest. Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

Subsidiary Guaranty -- is defined in Section 4.10.

Substantial Portion -- is defined in Section 10.6(c)(ii).

Successor Corporation -- is defined in Section 10.5.

Total Capitalization -- means, at any time, the sum of Consolidated Debt plus Consolidated Net Worth, in each case at such time.

Transfer -- is defined in Section 10.6(c)(iii).

Trust -- is defined in Section 22.8.

Trust Common Securities -- means, in respect of a Special Purpose Trust, securities issued by such Special Purpose Trust representing common undivided beneficial interests in the assets of such Special Purpose Trust, one hundred percent (100%) of which securities shall be legally and beneficially owned by the Company.

Trust Preferred Securities -- means, in respect of a Special Purpose Trust, securities issued by such Special Purpose Trust, having a stated par value and liquidation value and entitling the holders thereof to the payment (unless deferred) of preferred cumulative cash distributions at a fixed annual rate, representing preferred undivided beneficial interests in the assets of such Special Purpose Trust, provided that at the time of the initial issuance thereof, the Notes shall receive an investment grade rating from, or an investment grade rating of the Notes shall be confirmed by, a nationally recognized rating agency.

United States Governmental Security -- means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

Unrestricted Subsidiary -- means each Subsidiary other than a Restricted Subsidiary.

Voting Stock -- means the capital stock or similar interest of any class or classes (however designated) of a corporation or other business entity, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of the members of the board of directors (or Persons performing similar functions) of a corporation or other business entity.

Wholly-Owned Restricted Subsidiary -- means, at any time, any Restricted Subsidiary one hundred percent (100%) of all of the Equity Interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted Subsidiaries at such time.

SCHEDULE 4.9

CHANGES IN CORPORATE STRUCTURE

     None.

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY
AND OWNERSHIP OF SUBSIDIARY STOCK

(a)     I.     Restricted Subsidiaries
Name of Restricted Subsidiary	Jurisdiction of Incorporation	100% of Stock Owned By:
Seitel Data Corp.	Delaware	Seitel, Inc.
Seitel Delaware, Inc.	Delaware	Seitel, Inc.
Seitel Management, Inc.	Delaware	Seitel, Inc.
Seitel Geophysical, Inc.	Delaware	Seitel, Inc.
DDD Energy, Inc.	Delaware	Seitel, Inc.
Seitel Gas & Energy Corp.	Delaware	Seitel, Inc.
Seitel Power Corp.	Delaware	Seitel, Inc.
Seitel Natural Gas, Inc.	Delaware	Seitel Gas & Energy Corp.
Matrix Geophysical, Inc.	Delaware	Seitel, Inc.
Exsol, Inc.	Delaware	Seitel, Inc.
Datatel, Inc.	Delaware	Seitel Data Corp.
Seitel Offshore Corp.	Delaware	Seitel Data Corp.
Geo-Bank, Inc.	Texas	Seitel, Inc.
Alternative Communication Enterprises, Inc.	Texas	Seitel, Inc.
Seitel International, Inc.	Cayman Islands	Seitel Data Corp.
African Geophysical, Inc.	Cayman Islands	Seitel Geophysical, Inc.
Seitel Data, Ltd.	Texas (limited partnership)	Seitel Delaware, Inc. -- 1% g.p. Seitel Data Corp. --99% l.p.
N360X, L.L.C.	Texas- (limited liability company)	Seitel Management, Inc - managing member

(b)     II.     Affiliates:
Name of Unrestricted Subsidiary	Jurisdiction of Incorporation	100% of Stock Owned By
Seitel Canada Holdings, Inc.	Delaware	Seitel, Inc.
Olympic Seismic Ltd.	Alberta, Canada	SEIC Holdings, Inc.
EHI Holdings, Inc.	Delaware	Seitel Geophysical, Inc.
818312 Alberta Ltd.	Alberta, Canada	Seitel Canada Holdings, Inc.
SEIC Holdings, Inc.	Alberta, Canada	SEIC Partners Limited Partnership
SEIC L.L.C.	Delaware	SEIC Holdings, Ltd.
SEIC Partners Limited Partnership	Alberta, Canada	Seitel Canada Holdings, Inc. - 99.89% l.p. SEIC, Inc. - .11% g.p.
SEIC Trust Administration, Ltd.	Alberta, Canada	SEIC Holdings, Inc.
SEIC, Inc.	Delaware	Seitel Canada Holdings, Inc.
Seitel Canada, L.L.C.	Delaware	Seitel, Inc.
Seitel International, CV	Netherlands	Seitel Solutions Holdings, L.L.C. -10% SI Holdings, G.P. - 90%
Seitel IP Holdings, L.L.C.	Delaware	Seitel Solutions, Ltd. - 33% Seitel Solutions Canada, Ltd. - 33% Seitel International, CV - 34%
Seitel Solutions Canada, Ltd.	Alberta, Canada	Seitel Solutions, Inc.
Seitel Solutions Holdings, L.L.C.	Delaware	Seitel Solutions, L.L.C.
Seitel Solutions, Inc.	Delaware	Seitel, Inc.
Seitel Solutions, L.L.C.	Delaware	Seitel Solutions, Inc.
Seitel Solutions, Ltd.	Texas	Seitel Solutions, Inc. - 1% g.p. Seitel Solutions, L.L.C. - 99% l.p.
SI Holdings, G.P.	Delaware	Seitel Solutions, Inc. - 10% Seitel Solutions, L.L.C. - 90%

Other Affiliates:

  Digitel Data Joint Venture, 50% interest owned by Seitel Offshore Corp.

  Spectrum/SSI Joint Venture, 50% interest owned by Seitel International, Inc.

  TGC/SEI Joint Venture, 50% interest owned by Seitel Data Corp.

  SSC/SEI Joint Venture, 41% interest owned by Seitel Data Corp.

  Marsh Joint Venture, 50% interest owned by Seitel, Data Corp.

  Redmon/Smackover Joint Venture, 40% interest owned by DDD Energy, Inc.

  Vision Energy, Inc., a Delaware corporation, 19% owned by Seitel, Inc.

(d)     Reference is hereby made to the indebtedness listed on schedule 5.15 hereof. Each such item of indebtedness is guaranteed by the Restricted Subsidiaries pursuant to guaranties that are substantially similar to the Subsidiary Guaranty.

SCHEDULE 5.5

FINANCIAL STATEMENTS

1.     Financial statements contained in the Company's Form 10-K for the twelve months ended December 31, 2000.

2.     Financial statements contained in the Company's Form 10-Q for the quarterly period ended March 31, 2001.

3.     Financial statements contained in the Company's Form 10-Q for the quarterly period ended June 30, 2001.

SCHEDULE 5.8

CERTAIN LITIGATION

     None.

SCHEDULE 5.11

PATENTS, ETC.

     None.

SCHEDULE 5.12

ERISA

A.     The following Restricted Subsidiaries are ERISA Affiliates that maintain one or more Plans. There are no employee organizations in respect of any Plan or Multiemployer Plan.

    Datatel, Inc.

    DDD Energy, Inc.

    Matrix Geophysical, Inc.

    Seitel Management, Inc.

    Seitel Data Ltd.

    Seitel Solutions, Ltd.

B.     All of the Restricted Subsidiaries may be considered ERISA Affiliates. The following Plans constitute all "employee benefit plans" with respect to which the Company or any "affiliate" of the Company is a "party-in-interest" or in respect of which the Notes could constitute an "employer security." All plans apply to all ERISA Affiliates listed in A. above except as specifically set forth below.

    Seitel, Inc. 401(k) Plan

    Medical Insurance through Humana Health Plan

    Dental Insurance through Fortis Benefits Insurance Company

    Life Insurance through United of Omaha

    Accidental Death and Dismemberment Insurance through United of Omaha

    Disability Insurance through United of Omaha

    Seitel, Inc. Flexible Employee Benefit Plan administered by Flex Corp.

SCHEDULE 5.15

EXISTING DEBT IN EXCESS OF $100,000

Restricted Subsidiaries

1.     Unsecured Senior Notes with an outstanding aggregate principal amount of $28,333,333 as of September 30, 2001 issued pursuant to a Note Purchase Agreement dated as of December 28, 1995.

2.     Unsecured Senior Notes with an outstanding aggregate principal amount of $138,000,000 as of September 30, 2001 issued pursuant to a Note Purchase Agreement dated as of February 12, 1999.

3.     Unsecured revolving line of credit of up to $75,000,000 with Bank One NA as agent pursuant to a Revolving Credit Agreement dated June 29, 2001. The outstanding borrowings under this facility as of September 30, 2001 were approximately $68,900,000.

4.     Capital lease of computer equipment from LINC Monex Leasing, Inc./The Manifest Group. The outstanding principal amount of this capital lease at September 30, 2001 was $193,000.

5.     Loan secured by a pledge of certain seismic data from Heller Financial Leasing, Inc. The outstanding principal amount of this loan at September 30, 2001 was $10,000,000.

6.     Deferred purchase price payable in cash from production from certain producing oil and gas wells to SPV, Inc. The aggregate amount of this deferred purchase price, including principal and imputed interest, was $1,375,000 at September 30, 2001.

Unrestricted Subsidiaries

1.     Secured Revolving Line of Credit of Olympic Seismic Ltd. with the Royal Bank of Canada The outstanding borrowings under this facility as of September 30, 2001 was US$595,000.

SCHEDULE 10.8

CERTAIN AGREEMENTS BY RESTRICTED SUBSIDIARIES

1.     Guaranties of unsecured Senior Notes issued by Seitel, Inc. with an outstanding aggregate principal amount of $28,333,333 as of September 30, 2001 issued pursuant to a Note Purchase Agreement dated as of December 28, 1995.

2.     Guaranties of unsecured Senior Notes issued by Seitel, Inc. with an outstanding aggregate principal amount of $138,000,000 as of September 30, 2001 issued pursuant to a Note Purchase Agreement dated as of February 12, 1999.

3.     Guaranties of unsecured revolving line of credit of Seitel, Inc. of up to $75,000,000 with Bank One NA as agent pursuant to a Revolving Credit Agreement dated June 29, 2001. The outstanding borrowings under this facility as of September 30, 2001 were approximately $68,900,000.

4.     Capital lease of computer equipment from LINC Monex Leasing, Inc./The Manifest Group. The outstanding principal amount of this capital lease at September 30, 2001 was $193,000.

5.     Loans and guaranties thereof secured by a pledge of certain seismic data from Heller Financial Leasing, Inc. The outstanding principal amount of this loan at September 30, 2001 was $10,000,000.

6.     Deferred purchase price payable in cash from production from certain producing oil and gas wells to SPV, Inc. The aggregate amount of this deferred purchase price, including principal and imputed interest, was $1,375,000 at September 30, 2001.

EXHIBIT A

Subordination Terms

Note:     The term "Securities" refers to the instruments evidencing the debt subordinated by the following provisions; the term "Holder" refers to a holder of Securities.

SECTION 1.01.     Securities Subordinate to Senior Indebtedness

The Securities shall be subordinated to Senior Indebtedness as set forth in this Article One. The Company covenants and agrees, and each Holder of a Security of any series by such Holder's acceptance thereof likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article One, the indebtedness represented by the Securities of such series and the payment of the principal amount, interest, premium (if any), and such other amounts, if any, payable in respect of each and all of the Securities of such series are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness; provided, however, that no provision of this Article One shall prevent the occurrence of any default or Event of Default hereunder.

"Senior Notes" means, collectively, (i) (a) the Company's 7.17% Series A Senior Notes due December 30, 2001 in the original aggregate principal amount of $25,000,000, (b) the Company's 7.17% Series B Senior Notes due December 30, 2002 in the original aggregate principal amount of $27,500,000, and (c) the Company's Series C Senior Notes due December 30, 2002 in the original aggregate principal amount of $22,500,000, in each case, issued pursuant to separate Note Purchase Agreements, dated as of December 28, 1995, as such notes and agreements may be amended from time to time, (ii) (a) the Company's 7.03% Series D Senior Notes due February 15, 2004 in the original aggregate principal amount of $20,000,000, (b) the Company's 7.28% Series E Senior Notes due February 15, 2009 in the original aggregate principal amount of $75,000,000, and (c) the Company's Series F Senior Notes due February 15, 2009 in the original aggregate principal amount of $43,000,000, in each case, issued pursuant to separate Note Purchase Agreements, dated as of February 12, 1999, as such notes and agreements may be amended from time to time and (iii) (a) the Company's 7.04% Series G Senior Notes due October 15, 2006 in the original aggregate principal amount of $20,000,000, (b) the Company's 7.19% Series H Senior Notes due October 15, 2008 in the original aggregate principal amount of $50,000,000, and (c) the Company's Series I Senior Notes due October 15, 2011 in the original aggregate principal amount of $37,000,000, in each case, issued pursuant to separate Note Purchase Agreements, dated as of October 15, 2001, as such notes and agreements may be amended from time to time.

"Senior Indebtedness" means the principal of (and premium or make-whole amount, if any) and interest on (including interest, if any, accruing after the filing of a petition initiating any proceeding pursuant to any Federal bankruptcy law or any other applicable Federal or State law) and other amounts due on or in connection with the Senior Notes and any Indebtedness of the Company incurred, assumed or guaranteed by the Company, whether outstanding on the date of the Indenture or thereafter incurred, assumed or guaranteed and all renewals, extensions and refundings of any such Indebtedness of the Company; provided, however, that the following will not constitute Senior Indebtedness:

      (a)     any Indebtedness of the Company as to which, in the instrument creating the same or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Indebtedness of the Company shall be subordinated to or pari passu with the Securities;

      (b)     Indebtedness of the Company in respect of the Securities;

      (c)     any Indebtedness of the Company constituting trade accounts payable arising in the ordinary course of business;

      (d)     any Indebtedness of the Company initially issued to any other trust which issues preferred securities or other securities similar to preferred securities; and

      (e)     any Indebtedness of the Company to any Subsidiary of the Company, other than a trust referred to in the preceding clause (d).

SECTION 1.02.     Payment Over of Proceeds upon Dissolution, Etc.

Upon any distribution of assets of the Company in the event of

      (a)     any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or

      (b)     any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

      (c)     any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company,

then and in such event:

      (1) the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of the Securities of any series are entitled to receive any payment on account of the principal amount, interest, premium (if any), or such other amounts, if any, as may be provided for in respect of the Securities of such series; and

      (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article One, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities of such series, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium or make-whole amount, if any, and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving affect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

In the event that, notwithstanding the foregoing provisions of this Section 1.02, the Trustee or the Holder of any Security of any series shall receive any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities of such series, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee as provided in Section 1.11, or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

For purposes of this Article One only, the words "cash, property or securities," or any combination thereof, shall be deemed not to include shares of capital stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Article One with respect to the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding and to any securities issued to the holders of Senior Indebtedness in respect of the Senior Indebtedness under any such plan of reorganization or readjustment.

SECTION 1.03.     Prior Payment to Senior Indebtedness upon Acceleration of Securities.

In the event that any Securities of any series are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness or provision shall be made for such payment in cash, before the Holders of the Securities of such series are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities of such series) by the Company on account of the principal of (or premium or make-whole amount, if any) or interest or other amounts on Securities of such series or on account of the purchase or other acquisition of Securities of such series.

In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Securities of any series prohibited by the foregoing provisions of this Section 1.03, and if such facts then shall have been known or thereafter shall have been made known to the Trustee (as provided in section 1.11) or to such Holder, as the case may be, pursuant to the terms of this Indenture, then and in such event such payment shall be paid over and delivered forthwith to the Company by or on behalf of the person holding such payment for the benefit of the holders of Senior Indebtedness.

The provisions of this Section 1.03 shall not apply to any payment with respect to which Section 1.02 would be applicable.

SECTION 1.04.     Default in Senior Indebtedness.

In the event and during the continuation of any default by the Company in the payment of principal, premium, if any, interest or any other payment due on any Senior Indebtedness of the Company, as the case may be, beyond any applicable grace period with respect thereto, or in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of any default, then, in any such case, no payment shall be made by the Company with respect to the principal (including redemption payments, if any) of, premium or make-whole amount, if any, or interest or other amounts on the Securities until such default is cured or waived or ceases to exist or any such acceleration or demand for payment has been rescinded.

In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Securities of any series prohibited by the foregoing provisions of this Section 1.04, and if such facts then shall have been known or thereafter shall have been made known to the Trustee (as provided in Section 1.11) or to such Holder, as the case may be, pursuant to the terms of this Indenture, then and in such event such payment shall be paid over and delivered forthwith to the Company by or on behalf of the person holding such payment for the benefit of the holders of senior Indebtedness.

The provisions of this Section 1.04 shall not apply to any payment with respect to which Section 1.02 would be applicable.

SECTION 1.05.     Limitations on Acceleration and Enforcement.

At any time when the Company may not make payments in respect of the Securities as a result of the application of Section 1.04, no Holder of Securities will:

      (a)     accelerate or cause to permit the acceleration of the maturity of any of the Securities; or

      (b)     commence, cause the commencement of, participate in or support any action or proceeding (whether at law or in equity) against the Company to recover all or any part of the indebtedness represented by the Securities or any action to commence or prosecute any bankruptcy or similar proceeding in respect of the Company unless the holders of at least a majority in principal amount of the Senior Notes at the time outstanding (exclusive of Senior Notes then owned by the Company or any of its subsidiaries or affiliates) shall have agreed in writing in advance to, and shall have joined in, such proceedings.

SECTION 1.06.     Payment Permitted if No Default.

Nothing contained in this Article One or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1.02 or under the conditions described in Sections 1.03 or 1.04, from making payments at any time of the principal amount, interest or such other amounts, if any, as may be provided for in this Indenture, as the case may be, in respect of the Securities, or (b) the application by the Trustee or the retention by any Holder of any money deposited with it hereunder to the payment of or on account of the principal amount, interest or such other amounts, if any, as may be provided for in this Indenture, as the case may be, in respect of the Securities if the Trustee did not have, at the time provided in the proviso to the first paragraph of Section 1.11, notice that such payment would have been prohibited by the provisions of this Article One.

SECTION 1.07.     Subrogation Rights of Holders of Senior Indebtedness.

Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities of any series shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article One to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to the Senior Indebtedness until the principal amount, interest or such other amounts, if any, as provided for in this Indenture, as the case may be, in respect of the Securities of such series shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities of such series or the Trustee would be entitled except for the provisions of this Article One, and no payments pursuant to the provisions of this Article One to the Company or to the holders of Senior Indebtedness by Holders of the Securities of such series or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities of such series, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1.08.     Provision Solely to Define Relative Rights.

The provisions of this Article One are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities of any series, on one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article One or elsewhere in this Indenture or in the Securities of any series is intended to or shall:

      (a)     impair, as between the Company and the Holders of the Securities of such series, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities of such series the principal amount, interest or such other amounts, if any, as may be provided for in this Indenture, as the case may be, in respect of the Securities of such series as and when the same shall become due and payable in accordance with the terms of the Securities of such series and this Indenture and which, subject to the rights under this Article One of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company; or

      (b)     affect the relative rights against the Company of the Holders of the Securities of such series and creditors of the Company other than holders of Senior Indebtedness; or

      (c)     prevent the Trustee or the Holder of any Security of such series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article One of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1.09.     Trustee to Effectuate Subordination.

Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article One and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

SECTION 1.10.     No Waiver of Subordination Provision.

No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of, or notice to, the Trustee or the Holders of the Securities of any series, without incurring responsibility to the Holders of the Securities of such series and without impairing or releasing the subordination provided in this Article One or the obligations hereunder of the Holders of the Securities of such series to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, or increase the amount of, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise dispose of or deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the payment or collection of Senior Indebtedness; (iv) exercise or refrain from exercising any rights against the Company or any other person; and (v) apply any sums paid in respect of Senior Indebtedness to Senior Indebtedness, regardless of who made such payment or how such payment was realized.

SECTION 1.11.     Notice to Trustee.

The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities of any series. Failure to give such notice shall not affect the subordination of the Securities of such series to Senior Indebtedness. Notwithstanding the provisions of this Article One or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities of such series, unless and until the Trustee shall have received written notice thereof in the manner prescribed by this Indenture from the Company or a holder of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section [regarding the duties and responsibilities of the Trustee], shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal amount, interest, or such other amounts as may be provided for in this Indenture in respect of any Security), the notice with respect to such money provided for in this Section 1.11, then, anything herein contained to the contrary notwithstanding, the Trustee shall have the full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by within three Business Days prior to such date.

Subject to the provisions of Section [regarding the duties and responsibilities of the Trustee], the Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article One, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article One, and if such evidence if not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the right of such person to receive such payment.

SECTION 1.12.     Reliance on Judicial Order or Certificate of Liquidating Agent.

Upon any payment or distribution of assets of the Company referred to in this Article One, the Trustee, subject to the provisions of Section [regarding the duties and responsibilities of the Trustee], and the Holders of the Securities of any series shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities of such series, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article One.

SECTION 1.13.     Trustee Not Fiduciary for Holders of Senior Indebtedness.

The Trustee shall be deemed not to owe any fiduciary duty to the holders of Senior Indebtedness. The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness (other than the Senior Notes) or of any facts that would prohibit any payment hereunder unless the Trustee shall have received notice thereof in the manner prescribed by this Indenture. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligation as are specifically set forth in this Article One and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

SECTION 1.14.     Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article One with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

Nothing in this Article One shall apply to claims of, or payments to, the Trustee under or pursuant to Section [concerning fees and expenses of the Trustee].

SECTION 1.15     Article One Applicable to Paying Agents.

The term "Trustee" as used in this Article One shall (unless the context otherwise requires) be construed as extending to and including the Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article One in addition to or in place of the Trustee; provided, however, that Sections 1.11 and 1.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying A.

EXHIBIT 1G

[FORM OF SERIES G NOTE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE REOFFERED AND SOLD IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

SEITEL, INC.

7.04% Series G Senior Note Due October 15, 2006

No. RG-[__]     [Date]

$[________]      PPN: 816074 C* 7

SEITEL, INC. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to [_____________________] or registered assigns the principal sum of [_________________] DOLLARS ($[________]) on October 15, 2006 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of seven and four hundredths percent (7.04%) per annum, semiannually on the fifteenth day of October and April in each year, commencing on the later of April 15, 2002, or the payment date next succeeding the date hereof, until the principal amount hereof shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of (a) the highest rate allowed by applicable law or (b) the greater of (i) nine and four hundredths percent (9.04%) per annum and (ii) two percent (2%) over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York, New York as its "base" or "prime" rate.

Payments of principal, Make-Whole Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement (defined below).

This Note is one of an issue of Series G Notes of the Company issued in an aggregate principal amount limited to Twenty Million Dollars ($20,000,000) pursuant to the separate Note Purchase Agreements (collectively, the "Note Purchase Agreement"), each dated as of October 15, 2001, between the Company and each of the purchasers listed on Schedule A thereto, and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement. As provided in the Note Purchase Agreement, this Note may be prepaid, in whole or in part, together with a Make-Whole Amount.

The Notes and all other obligations of the Company under the Note Purchase Agreement have been unconditionally guarantied by the Restricted Subsidiaries pursuant to the Guaranty, dated as of October 15, 2001, entered into by such Restricted Subsidiaries.

This Note is a registered Note and is transferable, subject to the restrictions set forth in the Note Purchase Agreement and in the legend above, only by surrender thereof as specified in Section 13.2 of the Note Purchase Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof, and the Company shall not be affected by any notice or knowledge to the contrary.

Under certain circumstances, as specified in the Note Purchase Agreement, the principal of this Note (together with any applicable Make-Whole Amount) may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary herein or in the Note Purchase Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the highest rate allowed by applicable law (the "Maximum Rate"). If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, herein or in the Note Purchase Agreement or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither the Company, endorsers or Restricted Subsidiaries, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (c) any such excess which may have been collected shall, at the election of the holder of this Note, be either applied as a credit against the then unpaid principal amount hereof or refunded to the Company, and (d) the provisions hereof and of the Note Purchase Agreement and any documents securing payment hereof shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect hereto shall be amortized, prorated and spread throughout the full term hereof so that the effective rate of interest hereunder is uniform throughout the term hereof.

THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL NEW YORK LAW.

SEITEL, INC.

By:

Name:

Title:

EXHIBIT 1H

[FORM OF SERIES H NOTE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE REOFFERED AND SOLD IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

SEITEL, INC.

7.19% Series H Senior Note Due October 15, 2008

No. RH-[__]     [Date]

$[________]      PPN: 816074 C@ 5

SEITEL, INC. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to [_____________________] or registered assigns the principal sum of [_________________] DOLLARS ($[________]) on October 15, 2008 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of seven and nineteen hundredths percent (7.19%) per annum, semiannually on the fifteenth day of October and April in each year, commencing on the later of April 15, 2002 or the payment date next succeeding the date hereof, until the principal amount hereof shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of (a) the highest rate allowed by applicable law or (b) the greater of (i) nine and nineteen hundredths percent (9.19%) per annum and (ii) two percent (2%) over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York, New York as its "base" or "prime" rate.

Payments of principal, Make-Whole Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement (defined below).

This Note is one of an issue of Series H Notes of the Company issued in an aggregate principal amount limited to Fifty Million Dollars ($50,000,000) pursuant to separate Note Purchase Agreements (collectively, the "Note Purchase Agreement"), each dated as of October 15, 2001, between the Company and each of the purchasers listed on Schedule A thereto, and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement. As provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or in part, in certain cases without a Make-Whole Amount and in other cases with a Make-Whole Amount. The Company agrees to make required prepayments on account of such Notes in accordance with the provisions of the Note Purchase Agreement.

The Notes and all other obligations of the Company under the Note Purchase Agreement have been unconditionally guarantied by the Restricted Subsidiaries pursuant to the Guaranty, dated as of October 15, 2001, entered into by such Restricted Subsidiaries.

This Note is a registered Note and is transferable, subject to the restrictions set forth in the Note Purchase Agreement and in the legend above, only by surrender thereof as specified in Section 13.2 of the Note Purchase Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof, and the Company shall not be affected by any notice or knowledge to the contrary.

Under certain circumstances, as specified in the Note Purchase Agreement, the principal of this Note (together with any applicable Make-Whole Amount) may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary herein or in the Note Purchase Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the highest rate allowed by applicable law (the "Maximum Rate"). If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, herein or in the Note Purchase Agreement or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither the Company, endorsers or Restricted Subsidiaries, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (c) any such excess which may have been collected shall, at the election of the holder of this Note, be either applied as a credit against the then unpaid principal amount hereof or refunded to the Company, and (d) the provisions hereof and of the Note Purchase Agreement and any documents securing payment hereof shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect hereto shall be amortized, prorated and spread throughout the full term hereof so that the effective rate of interest hereunder is uniform throughout the term hereof.

THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL NEW YORK LAW.

SEITEL, INC.

By:

Name:

Title:

EXHIBIT 1I

[FORM OF SERIES I NOTE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE REOFFERED AND SOLD IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

SEITEL, INC.

7.34% Series I Senior Note Due October 15, 2011

No. RI-[__]     [Date]

$[________]      PPN: 816074 C# 3

SEITEL, INC. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to [_____________________] or registered assigns the principal sum of [_________________] DOLLARS ($[________]) on October 15, 2011 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of seven and thirty-four hundredths percent (7.34%) per annum, semiannually on the fifteenth day of October and April in each year, commencing on the later of April 15, 2002, or the payment date next succeeding the date hereof, until the principal amount hereof shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of (a) the highest rate allowed by applicable law or (b) the greater of (i) nine and thirty-four hundredths percent (9.34%) per annum and (ii) two percent (2%) over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York, New York as its "base" or "prime" rate.

Payments of principal, Make-Whole Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement (defined below).

This Note is one of an issue of Series I Notes of the Company issued in an aggregate principal amount limited to Thirty-Seven Million Dollars ($37,000,000) pursuant to the separate Note Purchase Agreements (collectively, the "Note Purchase Agreement"), each dated as of October 15, 2001, between the Company and each of the purchasers listed on Schedule A thereto, and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement. As provided in the Note Purchase Agreement, this Note may be prepaid, in whole or in part, together with a Make-Whole Amount.

The Notes and all other obligations of the Company under the Note Purchase Agreement have been unconditionally guarantied by the Restricted Subsidiaries pursuant to the Guaranty, dated as of October 15, 2001, entered into by such Restricted Subsidiaries.

This Note is a registered Note and is transferable, subject to the restrictions set forth in the Note Purchase Agreement and in the legend above, only by surrender thereof as specified in Section 13.2 of the Note Purchase Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof, and the Company shall not be affected by any notice or knowledge to the contrary.

Under certain circumstances, as specified in the Note Purchase Agreement, the principal of this Note (together with any applicable Make-Whole Amount) may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary herein or in the Note Purchase Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the highest rate allowed by applicable law (the "Maximum Rate"). If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, herein or in the Note Purchase Agreement or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither the Company, endorsers or Restricted Subsidiaries, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (c) any such excess which may have been collected shall, at the election of the holder of this Note, be either applied as a credit against the then unpaid principal amount hereof or refunded to the Company, and (d) the provisions hereof and of the Note Purchase Agreement and any documents securing payment hereof shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect hereto shall be amortized, prorated and spread throughout the full term hereof so that the effective rate of interest hereunder is uniform throughout the term hereof.

THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL NEW YORK LAW.

SEITEL, INC.

By:

Name:

Title:

EXHIBIT 4.4(a)

[FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY]

EXHIBIT 4.4(b)

[FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS]

EXHIBIT 4.10

[FORM OF SUBSIDIARY GUARANTY]